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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-22014

                          Pioneer Diversified High Income Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  April 30


Date of reporting period:  May 1, 2013 through October 31, 2013


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                  Pioneer Diversified
                  High Income Trust

--------------------------------------------------------------------------------
                  Semiannual Report | October 31, 2013
--------------------------------------------------------------------------------

                  Ticker Symbol:   HNW

                  [LOGO] PIONEER
                         Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            10

Prices and Distributions                                                     11

Performance Update                                                           12

Schedule of Investments                                                      13

Financial Statements                                                         43

Financial Highlights                                                         47

Notes to Financial Statements                                                49

Trustees, Officers and Service Providers                                     60

          Pioneer Diversified High Income Trust | Semiannual Report | 10/31/13 1

President's Letter

Dear Shareowner,

When we look at the U.S. economy heading into the final quarter of 2013, we continue to see slow, but steady, growth. Employment has also been rising steadily, but only modestly. Consumer incomes, savings, wealth, and debt-servicing capacity have been solid buttresses for the recovering housing and auto industries. Industrial activity is growing only modestly, but current corporate profits are generally solid and balance sheets appear able to support needed capital spending and dividend* payouts. The scaled-back "fiscal cliff" tax increases and spending cuts have meaningfully cut the budget deficit without driving the economy into recession. In addition, we feel that continuing slack in labor markets and capacity utilization offers the potential for continuing growth without bottlenecks and rising inflation.

After observing the strengthening economic trends, the Federal Reserve (the Fed) hinted that it might begin scaling back its "QE" quantitative easing program later in 2013 and could terminate its bond purchases altogether sometime in 2014. In September, however, the Fed surprised many market participants by deciding not to start scaling back QE yet. The Fed has also said that short-term interest rates are likely to remain near zero for some time to come, given that inflation remains subdued and unemployment remains too high.

As September ended, Congress had not yet passed a continuing resolution to prevent a government shutdown, nor had it raised the debt ceiling, and a quick resolution to the impasse appeared unlikely. The U.S. government's partial shutdown in October rattled the markets to a degree, but did not immediately have a significant negative impact on the economy or capital markets.

There are certainly risks and uncertainties that continue to plague the global economy as we head into the final months of the year. The European economy remains weak, though it is beginning to show signs of stabilization, and a number of countries in the emerging markets have experienced difficulties. Still, a potential ending of the European recession, continuing economic improvement in Japan in response to the new government's easing policies, and a "soft landing" of 7% growth in China could very well result in an improving global outlook over the remainder of 2013 and in 2014.

There are also geopolitical worries abroad and the aforementioned political fights at home, and while most of the widely recognized risks we've outlined may already be "priced into" the market, we believe investors should continue to expect market volatility.

*   Dividends are not guaranteed.

2 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/13

The Fed's aggressive monetary policies and fears about economic growth had helped drive long-term Treasury yields to unsustainably low levels; the return to more normal levels has resulted in disappointing returns for bond investors during the first nine months of 2013, but the stock market has delivered double-digit returns to equity investors who were willing to brave the "wall of worry".

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

Pioneer's investment teams have, since 1928, sought out attractive opportunities in global equity and bond markets, using in-depth research in an effort to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which seek to balance potential risks and reward in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

          Pioneer Diversified High Income Trust | Semiannual Report | 10/31/13 3

Portfolio Management Discussion | 10/31/13

The environment for investing in fixed-income securities generally, including the credit-sensitive sectors, became more unsettled during the six-month period ended October 31, 2013, although signs of stabilization appeared late in the period. In the following interview, Andrew Feltus, Charles Melchreit and Jonathan Sharkey discuss the factors that affected the performance of Pioneer Diversified High Income Trust during the six-month period. Mr. Feltus, a senior vice president and portfolio manager at Pioneer, Mr. Melchreit, a senior vice president and portfolio manager at Pioneer, and Mr. Sharkey, a senior vice president and portfolio manager at Pioneer, all are members of Pioneer's Fixed-Income Team and are responsible for the day-to-day management of the Trust.

Q How did the Trust perform during the six-month period ended October 31, 2013?

A Pioneer Diversified High Income Trust returned 2.91% at net asset value and 2.91% at market price during the six-month period ended October 31, 2013. During the same six-month period, the Trust's custom benchmark returned 1.48%. The custom benchmark is based on equal weightings of the Bank of America Merrill Lynch (BofA ML) Global High Yield and Emerging Markets Plus (GHY and EMP) Index, which returned 1.07% during the six-month period, and the Credit Suisse Leveraged Loan Index, which returned 1.89%. Unlike the Trust, the custom benchmark does not use leverage. While the use of leverage increases investment opportunity, it also increases investment risk. During the same six-month period, the average return (at market price) of the 36 closed-end funds in Lipper's High Current Yield Closed End Funds category (which may or may not be leveraged) was 2.39%.

    The shares of the Trust were selling at a 5.51% premium to net asset value at the end of the period on October 31, 2013.

    On October 31, 2013, the Trust's standard 30-day SEC yield was 8.44*.

* The 30-day SEC yield is a standardized formula that is based on the hypothetical annualized earning power (investment income only) of the Trust's portfolio securities during the period indicated.

4 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/13

Q How would you describe the investment environment for fixed-income investors during the six-month period ended October 31, 2013?

A Although the period started amid general optimism about prospects for continued improving conditions in both the domestic and global economies, market conditions became more challenging during the period amid uncertainty over how long the easy money policies of the U.S. Federal Reserve System (the Fed) would continue, and whether political bickering in Washington might undermine the economic recovery.

    Interest rates rose during the summer of 2013, although short-term rates remained low by historical standards. The rising interest-rate environment negatively affected most fixed-income investments, with U.S. Treasuries significantly underperforming. Investment-grade corporate bonds posted negative returns during the six-month period, but U.S. high-yield corporate bonds were able to deliver modestly positive returns. Although most fixed-income securities produced disappointing results, floating-rate securities such as bank loans and event-linked bonds tended to hold up better and ended the period in positive territory.

    Elsewhere, emerging markets investments and currencies were especially affected by market conditions, as investors saw those securities as particularly vulnerable to rising interest rates. On currency markets, the U.S. dollar (USD) remained strong, while the euro rose against most other currencies, including the USD. The Japanese yen depreciated during the six-month period.

    Near the end of the six-month period, a series of perceived positive developments affected sentiment in the bond market, and Treasuries even staged a modest improvement in performance. The first development was the growing expectation that U.S. Federal Reserve System (Fed) Vice Chairman Janet Yellen would be nominated to succeed Ben Bernanke as chairman--an expectation that was later confirmed by President Obama's official nomination of Ms. Yellen to succeed Mr. Bernanke. Ms. Yellen is not viewed by most as someone who would move aggressively to end the Fed's accommodative policies. Second, the Fed met in mid-September and announced that it would not yet begin tapering its quantitative easing program--to the relief of the bond market. Finally, the debates in Washington over U.S. fiscal policy and raising the government's debt ceiling rattled the capital markets in general, but also led to a brief comeback in the values of Treasury securities, which were seen as the safest asset class during a time of uncertainty.

          Pioneer Diversified High Income Trust | Semiannual Report | 10/31/13 5

    With these factors in the background, the high-yield bond market stabilized and then rose briskly during the final month of the period. In October alone, the BofA ML GHY and EMP Index returned 2.51%.

    Despite the volatility in the fixed-income market, the economic fundamentals in the United States continued to strengthen, with non-farm payrolls adding an average of 160,000 new jobs per month over the six-month period. Corporate profits remained strong, while companies continued to generate new cash flows. In fact, stock prices maintained their upward climb, with the Standard & Poor's 500 Index returning 11.15% (non annualized) for the six months ended October 31, 2013.

Q How did you manage the Trust's portfolio in that environment during the six-month period ended October 31, 2013, and how did your investment decisions affect the Trust's performance?

A Our focus on the credit sectors, especially domestic high-yield corporate bonds, helped the Trust's performance considerably during the period. The emphasis on credit in the Trust's portfolio also included significant exposures to floating-rate debt, including bank loans and event-linked bonds issued by property and casualty insurers. Because the interest rates on such securities increase as market interest rates rise, they tend to be more resilient during periods when rates rise and bond prices decline. At the end of the six-month period on October 31, 2013, more than one-third of the Trust's total investment portfolio was invested in floating-rate securities and U.S. high-yield corporate debt accounted for more than 32% of the Trust's total investment portfolio.

    Positive security selection results also made a significant contribution to the Trust's performance during the six-month period. Among the better performers in the Trust's portfolio were bonds that bounced back after the issuing companies of the securities underwent corporate restructurings. Those holdings included the bonds of CEVA, a logistics and shipping company significantly involved in shipping to Europe, and of KB Pharmaceuticals, a specialty pharmaceuticals firm. While emerging markets corporate debt in general produced poor results during the period, one notable exception was the portfolio's investment in bonds of Transporte Energia, an energy company based in Argentina.

    Event-linked bonds also performed well during the period, helped by a mild storm season that resulted in relatively few weather-related property insurance claims. Holdings of event-linked bonds in the Trust's portfolio that fared well included bonds issued by Altair Reinsurance.

6 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/13

    Some of the holdings in the Trust's portfolio did perform poorly during the period, however, including bonds issued by Codere, a Spanish casino company with significant operations in Latin America, and by mining company Mirabela Nickel. A floating-rate loan issued to Preferred Proppants, a company supplying materials for natural gas drilling operations, also detracted from results.

Q How did the level of leverage in the Trust change during the six-month period ended October 31, 2013?

A At the end of the six-month period, 29.0% of the Trust's total managed assets were financed by leverage, which remained constant, compared with 28.7% of assets at the start of the fiscal period on May 1, 2013. The increase was due to a decrease in the value of securities in which the Trust had invested.

Q   What is your investment outlook?

A We are relatively optimistic about the prospects for continued economic expansion and we believe U.S. credit markets are well positioned to outperform Treasuries. Monetary policy remains accommodative and recent corrections in the prices of some credit-linked securities have increased their value relative to alternative investments, especially given that default rates remain low by historical standards. We believe corporate bonds and other credit-sensitive securities have the potential to deliver moderately positive returns.

    The U.S. economy showed its resilience in 2013, continuing to strengthen despite several tax hikes as well as increases in market interest rates. In this durable economic recovery, American corporations have been able to continue to grow their profits and clean up their financial balance sheets. The nation's job market has shown improvement, the housing industry has been able to recover, and inflation remains under control. Default rates for corporate debt remain low by historical standards. Corporate bonds are not inexpensive, however, and we believe investors will need to pay close attention to company fundamentals when selecting individual securities.

          Pioneer Diversified High Income Trust | Semiannual Report | 10/31/13 7

    We have doubts, however, about the potential of European corporate bonds to be able to sustain their recent rally. We have a more positive view about emerging markets debt, where relative values appear attractive but investors will need to be highly selective in choosing individual bonds in the emerging markets.

    Going forward, we expect to keep the Trust's portfolio well diversified** among different sectors, including high-yield corporate bonds, event-linked bonds, floating-rate bank loans and emerging markets debt.

Please refer to the Schedule of Investments on pages 13-42 for a full listing of Trust securities.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

When interest rates rise, the prices of debt securities in the Trust will generally fall. Conversely, when interest rates fall the prices of debt securities in the Trust generally will rise. Investments in the Trust are subject to possible loss due to the financial failure of the issuers of the underlying securities and the issuers' inability to meet their debt obligations.

The Trust may invest up to 50% of its total assets in illiquid securities. Illiquid securities may be difficult to dispose of at a fair price at the times when the Trust believes it is desirable to do so and their market price is generally more volatile than that of more liquid securities. Illiquid securities also are more difficult to value, and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

The Trust is authorized to borrow from banks and issue debt securities, which are forms of leverage. Leverage creates significant risks, including the risk that the Trust's incremental income or capital appreciation will not be sufficient to cover the cost of leverage, which may adversely affect the return for shareholders.

** Diversification does not assure a profit nor protect against loss in a declining market.

8 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/13

Risks of investing in the Trust are discussed in greater detail in the Trust's original offering prospectus and in shareowner reports issued from time to time.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

          Pioneer Diversified High Income Trust | Semiannual Report | 10/31/13 9

Portfolio Summary | 10/31/13

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Corporate Bonds & Notes                                                   71.3%
Senior Secured Floating Rate Loan Interests                               17.6%
Preferred Stocks                                                           3.0%
Convertible Bonds & Notes                                                  2.0%
Sovereign Debt Obligations                                                 1.9%
Collateralized Mortgage Obligations                                        1.4%
Asset Backed Securities                                                    1.0%
Temporary Cash Investments                                                 0.9%
Common Stocks                                                              0.5%
Convertible Preferred Stock                                                0.2%
Commercial Mortgage-Backed Securities                                      0.2%
Right/Warrant                                                              0.0%*

* Amount is less than 0.1%

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio; based on Standard & Poor's ratings (S&P))

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

A                                                                           0.4%
BBB                                                                         3.4%
BB                                                                         17.5%
B                                                                          47.5%
CCC                                                                        15.7%
CC                                                                          1.1%
D                                                                           0.2%
NR                                                                         14.2%

Bond ratings are ordered highest to lowest in portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)**

  1. Fixed Income Trust Series 2013-A, 0.0%, 10/15/97 (144A)               1.48%
--------------------------------------------------------------------------------
  2. Altair Re, 0.0%,                                                      0.90
--------------------------------------------------------------------------------
  3. Queen Street IV Capital, Ltd., 7.53%, 4/9/15 (144A)                   0.89
--------------------------------------------------------------------------------
  4. Montana Re, Ltd., 16.658%, 1/8/14 (144A)                              0.88
--------------------------------------------------------------------------------
  5. Successor X, Ltd., 16.094%, 1/7/14 (144A)                             0.88
--------------------------------------------------------------------------------
  6. Successor X, Ltd., 14.594%, 1/7/14 (144A)                             0.88
--------------------------------------------------------------------------------
  7. AMC Entertainment, Inc., 9.75%, 12/1/20                               0.84
--------------------------------------------------------------------------------
  8. MetroCat Re, Ltd., 4.53%, 8/5/16 (144A)                               0.78
--------------------------------------------------------------------------------
  9. Townsquare Radio LLC / Townsquare Radio, Inc., 9.0%, 4/1/19 (144A)    0.76
--------------------------------------------------------------------------------
 10. Sector Re V, Ltd., 0.0%, 3/1/18 (144A)                                0.73
--------------------------------------------------------------------------------

** This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/13

Prices and Distributions | 10/31/13

Market Value per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                         10/31/13                    4/30/13
--------------------------------------------------------------------------------
       Market Value                       $21.43                     $21.82
--------------------------------------------------------------------------------
        Premium                            5.5%                        5.4%
--------------------------------------------------------------------------------

Net Asset Value per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                         10/31/13                     4/30/13
--------------------------------------------------------------------------------
                                          $20.31                       $20.70
--------------------------------------------------------------------------------

Distributions per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        Net Investment          Short-Term         Long-Term
                            Income             Capital Gains      Capital Gains
--------------------------------------------------------------------------------
5/1/13 - 10/31/13           $0.96                  $  --              $  --
--------------------------------------------------------------------------------

The data shown above represents past performance, which is no guarantee of future results.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/13 11

Performance Update | 10/31/13

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in market value, plus reinvested dividends and distributions, of a $10,000 investment made in common shares of Pioneer Diversified High Income Trust during the periods shown, compared to that of the combined (50%/50%) Bank of America Merrill Lynch Global High Yield and Emerging Markets Plus Index (BofA ML Global HY and EMP Index) and the Credit Suisse (CS) Leveraged Loan Index.

Average Annual Total Returns
(As of October 31, 2013)
--------------------------------------------------------------------------------
                       Net Asset         Market
Period                 Value (NAV)       Price
--------------------------------------------------------------------------------
Life-of-Trust
(5/30/07)               9.04%             9.16%
5 Years                18.40             23.34
1 Year                 11.81             15.57
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Market Value of $10,000 Investment

                  Pioneer Diversified    50% BofA ML Global HY and EMP Index
                  High Income Trust      50% CS Leveraged Loan Index
5/31/2007         $  10,000              $  10,000
10/31/2007        $   8,709              $  10,034
10/31/2008        $   6,287              $   7,683
10/31/2009        $   9,362              $  10,570
10/31/2010        $  12,686              $  12,116
10/31/2011        $  13,258              $  12,532
10/31/2012        $  15,196              $  14,010
10/31/2013        $  17,562              $  14,996

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV due to such factors as interest rate changes and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per common share is total assets less total liabilities, which includes bank borrowing, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained under the Trust's dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions.

The BofA ML Global High Yield and Emerging Markets Plus Index is an unmanaged index that tracks the performance of the below-and border-line investment-grade global debt markets denominated in the major developed market currencies. The Index includes sovereign issuers rated BBB1 and lower along with corporate issues rated BB1 and lower. There are no restrictions on issuer country of domicile. The CS Leveraged Loan Index is unmanaged and is designed to mirror the investible universe of the U.S. dollar-denominated leveraged loan market. The
CS Leveraged Loan Index consists of tradable term loans with at least one year to maturity and rated BBB or lower.

Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. The indices do not use leverage. It is not possible to invest directly in an index.

12 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/13

Schedule of Investments | 10/31/13 (unaudited)

---------------------------------------------------------------------------------------------------------
Principal
Amount                  S&P/Moody's
USD ($)                 Ratings                                                           Value
---------------------------------------------------------------------------------------------------------
                                      ASSET BACKED SECURITIES --
                                      1.4% of Net Assets
        834,806(a)         CCC/Caa3   Aircraft Finance Trust, Series 1999-1A,
                                      Class A1, 0.654%, 5/15/24 (144A)                    $       358,967
             10(a)           B-/Ba3   Aircraft Finance Trust, Series 1999-1A,
                                      Class A2, 0.674%, 5/15/24 (144A)                                  9
        100,000               BB/NR   CarNow Auto Receivables Trust, Series
                                      2012-1A, Class D, 6.9%, 11/15/16 (144A)                     102,610
         81,268             BB+/Ba2   Continental Airlines 1998-1 Class B Pass
                                      Through Trust, 6.748%, 3/15/17                               85,941
        250,000            BBB-/Ba2   Delta Air Lines 2010-1 Class B Pass
                                      Through Trust, 6.375%, 1/2/16                               264,375
         85,628(a)            B-/B3   GSAMP Trust, Series 2006-HE8, Class A2B,
                                      0.3%, 1/25/37                                                81,422
        940,000              NR/Ba2   Nations Equipment Finance Funding I LLC,
                                      Series 2013-1A, Class C, 5.5%, 5/20/21 (144A)               909,450
        154,727               BB/NR   Westgate Resorts LLC, Series 2012-2A, Class C,
                                      9.0%, 1/20/25 (144A)                                        156,056
        378,927               NR/NR   Westgate Resorts LLC, Series 2012-BA, Class A,
                                      9.5%, 2/20/25 (144A)                                        378,030
---------------------------------------------------------------------------------------------------------
                                      TOTAL ASSET BACKED SECURITIES
                                      (Cost $2,346,176)                                   $     2,336,860
---------------------------------------------------------------------------------------------------------
                                      COLLATERALIZED MORTGAGE
                                      OBLIGATIONS -- 2.0% of Net Assets
        679,722(a)         CCC/Caa2   Carrington Mortgage Loan Trust, Series
                                      2007-FRE1, Class A2, 0.37%, 2/25/37                 $       610,033
        200,000(b)           CCC/B3   Credit Suisse First Boston Mortgage
                                      Securities Corp., Series 2004-C4, Class E,
                                      5.135%, 10/15/39 (144A)                                     180,373
        300,000               NR/NR   Extended Stay America Trust, Series 2013-ESHM,
                                      Class M, 7.625%, 12/5/19 (144A)                             315,459
        215,623            CCC/Caa3   Global Mortgage Securitization, Ltd., Series
                                      2005-A, Class B3, 5.25%, 4/25/32                            179,574
        375,000(a)           NR/Ba2   GS Mortgage Securities Corp. II, Series
                                      2013-KYO, Class E, 3.773%, 11/8/29 (144A)                   375,041
        161,172(b)             B/NR   GSR Mortgage Loan Trust, Series 2004-3F,
                                      Class B1, 5.712%, 2/25/34                                   157,057
        239,990               NR/NR   Homeowner Assistance Program Reverse
                                      Mortgage Loan Trust, Series 2013-RM1, Class A,
                                      4.0%, 5/26/53 (144A)                                        234,302
        806,102(a)            B/Ba3   Impac CMB Trust, Series 2004-9, Class 1A1,
                                      0.93%, 1/25/35                                              708,096
        556,571(b)            BB/NR   LB-UBS Commercial Mortgage Trust, Series
                                      2006-C1, Class AJ, 5.276%, 2/15/41                          554,497
---------------------------------------------------------------------------------------------------------
                                      TOTAL COLLATERALIZED MORTGAGE
                                      OBLIGATIONS
                                      (Cost $3,292,355)                                   $     3,314,432
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/13 13

---------------------------------------------------------------------------------------------------------
Principal
Amount                  S&P/Moody's
USD ($)                 Ratings                                                           Value
---------------------------------------------------------------------------------------------------------
                                      COMMERCIAL MORTGAGE-BACKED
                                      SECURITIES -- 0.3% of Net Assets
        150,000(b)           NR/Ba1   Bear Stearns Commercial Mortgage Securities
                                      Trust, Series 2005-PWR7, Class B, 5.214%,
                                      2/11/41                                             $       151,793
        250,000(b)          NR/Baa3   COMM 2012-CCRE2 Mortgage Trust, Series
                                      2012-CR2, Class E, 4.858%, 8/15/45 (144A)                   232,535
        150,600(a)           NR/Ba1   JPMorgan Chase Commercial Mortgage Securities
                                      Corp., Series 2006-FL2A, Class G, 0.534%,
                                      11/15/18 (144A)                                             143,031
---------------------------------------------------------------------------------------------------------
                                      TOTAL COMMERCIAL MORTGAGE-BACKED
                                      SECURITIES
                                      (Cost $486,087)                                     $       527,359
---------------------------------------------------------------------------------------------------------
                                      SENIOR SECURED FLOATING RATE LOAN
                                      INTERESTS -- 24.4% of Net Assets*
                                      AUTOMOBILES & COMPONENTS -- 2.4%
                                      Auto Parts & Equipment -- 1.2%
        118,388                B/B1   Federal-Mogul Corp., Tranche B Term Loan,
                                      2.118%, 12/29/14                                    $       117,373
         69,856                B/B1   Federal-Mogul Corp., Tranche C Term Loan,
                                      2.118%, 12/28/15                                             69,257
        248,125               B+/B1   Metaldyne LLC, USD Term Loan, 5.0%,
                                      12/18/18                                                    250,090
        281,448               NR/NR   TI Group Automotive Systems LLC, Additional
                                      Term Loan, 5.5%, 3/28/19                                    284,879
        214,478              BB/Ba2   Tomkins LLC, Term Loan B-2, 3.75%, 9/29/16                  215,497
        975,106               B+/B1   Tower Automotive Holdings USA, LLC, Refinancing
                                      First Lien Term Loan, 4.75%, 4/23/20                        989,123
        141,013               B/Ba2   UCI International, Inc., (United Components)
                                      Term Loan, 5.5%, 7/26/17                                    141,894
                                                                                          ---------------
                                                                                          $     2,068,113
---------------------------------------------------------------------------------------------------------
                                      Automobile Manufacturers -- 0.9%
      1,466,250              BB/Ba1   Chrysler Group LLC, Tranche B Term Loan,
                                      4.25%, 5/24/17                                      $     1,481,417
---------------------------------------------------------------------------------------------------------
                                      Tires & Rubber -- 0.3%
        575,000              BB/Ba1   Goodyear Tire & Rubber Co., Second Lien Term
                                      Loan, 4.75%, 4/30/19                                $       581,289
                                                                                          ---------------
                                      Total Automobiles & Components                      $     4,130,819
---------------------------------------------------------------------------------------------------------
                                      CAPITAL GOODS -- 3.0%
                                      Aerospace & Defense -- 1.2%
        320,000(i)        CCC+/Caa1   Consolidated Precision Products Corp., Second
                                      Lien Term Loan, 0.0%, 4/23/21                       $       324,000
        833,630               B-/B2   DAE Aviation Holdings, Inc., Tranche B-1 Loan,
                                      6.25%, 11/2/18                                              840,403

The accompanying notes are an integral part of these financial statements.

14 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/13

---------------------------------------------------------------------------------------------------------
Principal
Amount                  S&P/Moody's
USD ($)                 Ratings                                                           Value
---------------------------------------------------------------------------------------------------------
                                      Aerospace & Defense -- (continued)
        192,527                B/B3   Hunter Defense Technologies, Inc., Term Loan,
                                      3.52%, 8/22/14                                      $       185,307
        377,913                B/B2   Standard Aero, Ltd., Tranche B-2 Loan, 6.25%,
                                      11/2/18                                                     380,984
        322,004              BB-/B1   TASC, Inc., New Tranche B Term Loan, 4.5%,
                                      12/18/15                                                    309,526
                                                                                          ---------------
                                                                                          $     2,040,220
---------------------------------------------------------------------------------------------------------
                                      Construction & Farm Machinery & Heavy
                                      Trucks -- 0.6%
         94,295              BB/Ba2   Manitowoc Co., Inc., Term Loan B, 4.25%,
                                      11/13/17                                            $        94,589
        390,000             BB-/Ba3   Navistar, Inc., Tranche B, Term Loan, 5.75%,
                                      8/17/17                                                     397,129
        468,510               B+/B2   Waupaca Foundry, Inc. Term Loan, 4.5%,
                                      6/29/17                                                     470,852
                                                                                          ---------------
                                                                                          $       962,570
---------------------------------------------------------------------------------------------------------
                                      Electrical Components & Equipment -- 0.3%
        559,350             BB-/Ba2   WireCo WorldGroup, Inc., Term Loan, 6.0%,
                                      2/15/17                                             $       562,846
---------------------------------------------------------------------------------------------------------
                                      Trading Companies & Distributors -- 0.9%
        423,483             BBB/Ba2   AWAS Finance Luxembourg 2012 SA, Term
                                      Loan, 3.5%, 7/16/18                                 $       424,807
      1,098,879              B+/Ba3   WESCO Distribution, Inc., Tranche B-1 Loan,
                                      4.5%, 12/12/19                                            1,107,395
                                                                                          ---------------
                                                                                          $     1,532,202
                                                                                          ---------------
                                      Total Capital Goods                                 $     5,097,838
---------------------------------------------------------------------------------------------------------
                                      COMMERCIAL & PROFESSIONAL
                                      SERVICES -- 0.2%
                                      Commercial Printing -- 0.1%
        132,667               NR/NR   Cenveo Corp., Term Loan B, 6.25%, 2/13/17           $       134,574
---------------------------------------------------------------------------------------------------------
                                      Security & Alarm Services -- 0.1%
        205,306               B+/B1   Protection One, Inc., 2012 Term Loan, 4.25%,
                                      3/21/19                                             $       205,819
                                                                                          ---------------
                                      Total Commercial & Professional Services            $       340,393
---------------------------------------------------------------------------------------------------------
                                      CONSUMER DURABLES & APPAREL -- 0.1%
                                      Textiles -- 0.1%
        127,435              NR/Ba3   Klockner Pentaplast of America, Inc., Term
                                      Loan B-1, 5.75%, 12/21/16                           $       128,232
                                                                                          ---------------
                                      Total Consumer Durables & Apparel                   $       128,232
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/13 15

---------------------------------------------------------------------------------------------------------
Principal
Amount                  S&P/Moody's
USD ($)                 Ratings                                                           Value
---------------------------------------------------------------------------------------------------------
                                      CONSUMER SERVICES -- 1.2%
                                      Hotels, Resorts & Cruise Lines -- 0.5%
        864,063             BB-/Ba2   Seven Sea Cruises S. DE R.L., Term B-1 Loan,
                                      4.75%, 12/21/18                                     $       873,783
---------------------------------------------------------------------------------------------------------
                                      Restaurants -- 0.7%
        538,972               B+/B1   Landry's, Inc., (fka Landry's Restaurants, Inc.),
                                      Term Loan B, 4.75%, 4/24/18                         $       543,913
        544,825               B/Ba3   NPC International, Inc., Term Loan, 4.5%,
                                      12/28/18                                                    550,274
                                                                                          ---------------
                                                                                          $     1,094,187
                                                                                          ---------------
                                      Total Consumer Services                             $     1,967,970
---------------------------------------------------------------------------------------------------------
                                      DIVERSIFIED FINANCIALS -- 0.3%
                                      Other Diversified Financial Services -- 0.3%
        423,907                B/B1   WideOpenWest Finance LLC, Term Loan B,
                                      4.75%, 4/1/19                                       $       427,695
                                                                                          ---------------
                                      Total Diversified Financials                        $       427,695
---------------------------------------------------------------------------------------------------------
                                      ENERGY -- 1.5%
                                      Coal & Consumable Fuels -- 0.5%
        566,375(c)          B+/Caa1   Preferred Proppants LLC, Initial Term Loan B,
                                      11.75%, 12/15/16                                    $       385,135
        420,000               NR/NR   PT Bumi Resources Tbk, Term Loan, 18.174%,
                                      11/7/14                                                     420,000
                                                                                          ---------------
                                                                                          $       805,135
---------------------------------------------------------------------------------------------------------
                                      Oil & Gas Exploration & Production -- 1.0%
        400,000             BB-/Ba3   Chesapeake Energy Corp., Term Loan, 5.75%,
                                      12/2/17                                             $       409,475
        685,000               B-/B2   Fieldwood Energy LLC, Closing Date Second Lien
                                      Term Loan, 8.375%, 9/30/20                                  698,343
        650,000                B/B1   Samson Investment Co., Second Initial Term
                                      Loan, 6.0%, 9/25/18                                         656,704
                                                                                          ---------------
                                                                                          $     1,764,522
                                                                                          ---------------
                                      Total Energy                                        $     2,569,657
---------------------------------------------------------------------------------------------------------
                                      FOOD, BEVERAGE & TOBACCO -- 0.7%
                                      Packaged Foods & Meats -- 0.7%
        232,449                B/B1   Del Monte Foods Co., Initial Term Loan, 4.0%,
                                      3/8/18                                              $       233,117
        940,000               B-/NR   New HB Acquisition LLC, Term B Loan, 6.75%,
                                      4/9/20                                                      968,200
                                                                                          ---------------
                                      Total Food, Beverage & Tobacco                      $     1,201,317
---------------------------------------------------------------------------------------------------------
                                      HEALTH CARE EQUIPMENT &
                                      SERVICES -- 3.9%
                                      Health Care Equipment & Services -- 0.2%
        240,732             BB-/Ba2   Kinetic Concepts, Inc., Dollar D-1 Term Loan,
                                      4.5%, 5/4/18                                        $       242,989
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/13

---------------------------------------------------------------------------------------------------------
Principal
Amount                  S&P/Moody's
USD ($)                 Ratings                                                           Value
---------------------------------------------------------------------------------------------------------
                                      Health Care Facilities -- 1.0%
        983,916              BB/Ba2   CHS/Community Health Systems, Inc., Extended
                                      Term Loan, 3.761%, 1/25/17                          $       988,698
         82,579              BB/Ba3   HCA, Inc., Tranche B-4 Term Loan, 2.918%,
                                      5/1/18                                                       82,859
        198,040               BB/NR   HCA, Inc., Tranche B-5 Term Loan, 2.998%,
                                      3/31/17                                                     198,721
        323,377              B+/Ba3   Kindred Healthcare, Inc., Term B-1 Loan,
                                      4.25%, 6/1/18                                               323,983
                                                                                          ---------------
                                                                                          $     1,594,261
---------------------------------------------------------------------------------------------------------
                                      Health Care Services -- 2.3%
        377,708               B+/B2   AccentCare, Inc., Term Loan, 6.5%, 12/22/16         $       169,969
        625,000                B/B2   Bioscrip, Inc., Delayed Draw Term Loan, 6.5%,
                                      7/31/20                                                     371,250
        625,000                B/B2   Bioscrip, Inc., Initial Term B Loan, 6.5%, 7/31/20          618,750
        800,000                B/B2   Gentiva Health Services, Inc., Initial Term B Loan,
                                      6.5%, 10/18/19                                              797,124
        341,123                B/B2   Inventiv Health, Inc., Consolidated Term Loan,
                                      7.5%, 8/4/16                                                336,646
        399,753               B+/B2   National Mentor Holdings, Inc., Tranche B-1 Term
                                      Loan, 6.5%, 2/9/17                                          403,501
        294,319                D/NR   Rural/Metro Corp., Delayed Draw Term Loan,
                                      3.0%, 3/1/14                                                217,791
        463,838                B/NR   Surgical Care Affiliates LLC, Class C Term Loan,
                                      4.25%, 6/29/18                                              460,938
        283,225                B/B2   Valitas Health Services, Inc., Term Loan B,
                                      5.75%, 6/2/17                                               273,313
        488,750               NR/B3   Virtual Radiologic Corp., Term Loan B, 7.25%,
                                      12/22/16                                                    321,761
                                                                                          ---------------
                                                                                          $     3,971,043
---------------------------------------------------------------------------------------------------------
                                      Health Care Supplies -- 0.1%
        238,893               B+/NR   Alere, Inc., Term Loan B, 5.5%, 6/30/17             $       240,685
---------------------------------------------------------------------------------------------------------
                                      Health Care Technology -- 0.3%
        240,945             BB-/Ba3   IMS Health, Inc., Tranche B-1 Dollar Term Loan,
                                      3.75%, 9/1/17                                       $       242,564
        349,772            CCC/Caa3   Medical Card System, Inc., Term Loan, 0.0%,
                                      9/17/15                                                     334,032
                                                                                          ---------------
                                                                                          $       576,596
                                                                                          ---------------
                                      Total Health Care Equipment & Services              $     6,625,574
---------------------------------------------------------------------------------------------------------
                                      HOUSEHOLD & PERSONAL PRODUCTS -- 0.9%
                                      Household Products -- 0.5%
        427,338              BB-/B1   SRAM LLC, First Lien Term Loan, 4.0%, 4/10/20       $       425,736
        431,978               B-/B2   Wash MultiFamily Laundry Systems LLC, U.S.
                                      Term Loan, 5.25%, 2/21/19                                   434,138
                                                                                          ---------------
                                                                                          $       859,874
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/13 17

---------------------------------------------------------------------------------------------------------
Principal
Amount                  S&P/Moody's
USD ($)                 Ratings                                                           Value
---------------------------------------------------------------------------------------------------------
                                      Personal Products -- 0.4%
        270,887               B/Ba3   Monitronics International, Inc., Term Loan B,
                                      4.25%, 3/23/18                                      $       273,483
        215,357              BB-/NR   NBTY, Inc., B-2 Term Loan, 3.5%, 10/1/17                    217,084
        208,828              B+/Ba2   Revlon Consumer Products Corp., Replacement
                                      Term Loan, 4.0%, 11/20/17                                   210,427
                                                                                          ---------------
                                                                                          $       700,994
                                                                                          ---------------
                                      Total Household & Personal Products                 $     1,560,868
---------------------------------------------------------------------------------------------------------
                                      INSURANCE -- 1.0%
                                      Multi-Line Insurance -- 0.4%
        575,650               B-/B1   Alliant Holdings I LLC, Initial Term Loan, 5.0%,
                                      12/20/19                                            $       579,514
---------------------------------------------------------------------------------------------------------
                                      Property & Casualty Insurance -- 0.6%
        593,765            CCC/Caa2   Confie Seguros Holding II Co., Second Lien
                                      Term Loan, 10.25%, 5/8/19                           $       598,466
        451,588                B/B1   USI, Inc., Initial Term Loan, 5.0%, 12/27/19                454,297
                                                                                          ---------------
                                                                                          $     1,052,763
                                                                                          ---------------
                                      Total Insurance                                     $     1,632,277
---------------------------------------------------------------------------------------------------------
                                      MATERIALS -- 1.1%
                                      Commodity Chemicals -- 0.1%
        197,011              BB-/B1   Taminco Global Chemical Corp., Tranche B-2
                                      Dollar Term Loan, 4.25%, 2/15/19                    $       198,489
---------------------------------------------------------------------------------------------------------
                                      Diversified Chemicals -- 0.2%
        300,187               B+/B2   Univar, Inc., Term Loan B, 5.0%, 6/30/17            $       295,778
---------------------------------------------------------------------------------------------------------
                                      Diversified Metals & Mining -- 0.0%+
         72,253(c)            NR/NR   Long Haul Holdings, Ltd., Facility Term Loan A,
                                      0.0%, 1/12/13                                       $        28,179
         57,668(c)            NR/NR   PT Bakrie & Brothers Tbk, Facility Term Loan B,
                                      0.0%, 1/20/13                                       $        22,490
                                                                                          ---------------
                                                                                          $        50,669
---------------------------------------------------------------------------------------------------------
                                      Metal & Glass Containers -- 0.3%
        485,958                B/B1   Tank Holding Corp., Initial Term Loan, 5.5%, 7/9/19 $       485,350
---------------------------------------------------------------------------------------------------------
                                      Paper Packaging -- 0.2%
        253,702                B/B2   Exopack LLC/Cello-Foil Products, Inc., Term
                                      Loan B, 5.0%, 5/31/17                               $       253,702
---------------------------------------------------------------------------------------------------------
                                      Paper Products -- 0.0%+
        100,000               NR/NR   Exopack LLC/Cello-Foil Products, Inc., USD Term
                                      Loan, 0.0%, 5/8/19                                  $       101,376
---------------------------------------------------------------------------------------------------------
                                      Specialty Chemicals -- 0.3%
        189,170             BB+/Ba1   Chemtura Corp., New Term Loan, 3.5%, 8/29/16        $       190,589
        344,239             BB+/Ba2   Huntsman International LLC, Extended Term B
                                      Loan, 2.718%, 4/19/17                                       344,729
                                                                                          ---------------
                                                                                          $       535,318
                                                                                          ---------------
                                      Total Materials                                     $     1,920,682
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/13

---------------------------------------------------------------------------------------------------------
Principal
Amount                  S&P/Moody's
USD ($)                 Ratings                                                           Value
---------------------------------------------------------------------------------------------------------
                                      MEDIA -- 1.6%
                                      Advertising -- 0.6%
        965,046               B-/B2   Affinion Group, Inc., Tranche B Term Loan, 6.5%,
                                      10/9/16                                             $       955,999
---------------------------------------------------------------------------------------------------------
                                      Broadcasting -- 0.9%
        508,246                B/B2   FoxCo Acquisition Sub LLC, Initial Term Loan,
                                      5.5%, 7/14/17                                       $       511,105
        150,000           CCC+/Caa2   Learfield Communications, Inc., Initial Second
                                      Lien Term Loan, 8.75%, 10/8/21                              153,375
        404,958              B+/Ba3   TWCC Holding Corp., Term Loan, 3.5%, 2/13/17                406,873
        469,359               B+/B2   Univision Communications, Inc., Converted
                                      Extended First-Lien Term Loan, 4.5%, 3/1/20                 471,632
                                                                                          ---------------
                                                                                          $     1,542,985
---------------------------------------------------------------------------------------------------------
                                      Movies & Entertainment -- 0.1%
        107,798             NR/Baa3   Cinedigm Digital Funding I LLC, Term Loan,
                                      3.75%, 2/28/18                                      $       108,202
        335,394               NR/NR   Lodgenet Interactive Corp., Closing Date Term
                                      Loan, 6.75%, 3/28/18                                        160,989
                                                                                          ---------------
                                                                                          $       269,191
                                                                                          ---------------
                                      Total Media                                         $     2,768,175
---------------------------------------------------------------------------------------------------------
                                      PHARMACEUTICALS, BIOTECHNOLOGY &
                                      LIFE SCIENCES -- 1.1%
                                      Biotechnology -- 0.3%
        486,250               B+/B2   Aptalis Pharma, Inc., Term B Loan, 6.0%,
                                      10/2/20                                             $       490,302
---------------------------------------------------------------------------------------------------------
                                      Life Sciences Tools & Services -- 0.8%
      1,296,627              BB-/B3   Catalent Pharma, Inc., Dollar Term Loan,
                                      3.668%, 9/15/16                                     $     1,302,137
                                                                                          ---------------
                                      Total Pharmaceuticals, Biotechnology &
                                      Life Sciences                                       $     1,792,439
---------------------------------------------------------------------------------------------------------
                                      REAL ESTATE -- 0.1%
                                      Real Estate Development -- 0.1%
        194,513               B-/B2   Ozburn-Hessey Holding Co., LLC, First Lien Term
                                      Loan, 6.75%, 5/23/19                                $       195,242
                                                                                          ---------------
                                      Total Real Estate                                   $       195,242
---------------------------------------------------------------------------------------------------------
                                      RETAILING -- 0.5%
                                      Computer & Electronics Retail -- 0.5%
        847,634                B/B2   Targus Group International, Inc., Term Loan,
                                      12.0%, 5/24/16                                      $       762,871
                                                                                          ---------------
                                      Total Retailing                                     $       762,871
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/13 19

---------------------------------------------------------------------------------------------------------
Principal
Amount                  S&P/Moody's
USD ($)                 Ratings                                                           Value
---------------------------------------------------------------------------------------------------------
                                      SEMICONDUCTORS & SEMICONDUCTOR
                                      EQUIPMENT -- 0.3%
                                      Semiconductor Equipment -- 0.3%
        561,549              BB-/B1   Aeroflex, Inc., Tranche B-1 Term Loan, 4.5%,
                                      11/9/19                                             $       566,814
                                                                                          ---------------
                                      Total Semiconductors & Semiconductor
                                      Equipment                                           $       566,814
---------------------------------------------------------------------------------------------------------
                                      SOFTWARE & SERVICES -- 2.5%
                                      Application Software -- 1.9%
        700,000               NR/NR   Applied Systems, Inc., Second Lien Term Loan,
                                      8.25%, 6/8/17                                       $       707,000
        621,853              B-/Ba3   Expert Global Solutions, Inc., Advance First Lien
                                      Term Loan B, 8.5%, 4/3/18                                   631,181
        428,475               NR/B2   Houghton Mifflin Co., Term Loan, 5.25%,
                                      5/22/18                                                     431,957
        942,894              BB+/NR   Nuance Communications, Inc., Term Loan C,
                                      2.92%, 8/7/19                                               943,629
        500,000           CCC+/Caa1   Vertafore, Inc., Second Lien Term Loan, 9.75%,
                                      10/29/17                                                    510,500
                                                                                          ---------------
                                                                                          $     3,224,267
---------------------------------------------------------------------------------------------------------
                                      Internet Software & Services -- 0.1%
        243,750             BB+/Ba3   Autotrader.com, Inc., Tranche B-1 Term Loan,
                                      4.0%, 12/15/16                                      $       245,781
---------------------------------------------------------------------------------------------------------
                                      IT Consulting & Other Services -- 0.5%
        823,970              BB/Ba3   SunGuard Data Systems, Inc., Tranche C Term
                                      Loan, 3.924%, 2/28/17                               $       827,046
                                                                                          ---------------
                                      Total Software & Services                           $     4,297,094
---------------------------------------------------------------------------------------------------------
                                      TECHNOLOGY HARDWARE &
                                      EQUIPMENT -- 0.4%
                                      Communications Equipment -- 0.1%
        240,680              BB/Ba3   CommScope, Inc., Tranche 2 Term Loan, 3.75%,
                                      1/14/18                                             $       241,507
---------------------------------------------------------------------------------------------------------
                                      Electronic Components -- 0.3%
        477,897                B/B2   Scitor Corp., Term Loan, 5.0%, 2/15/17              $       479,390
                                                                                          ---------------
                                      Total Technology Hardware & Equipment               $       720,897
---------------------------------------------------------------------------------------------------------
                                      TELECOMMUNICATION SERVICES -- 0.5%
                                      Integrated Telecommunication
                                      Services -- 0.5%
        782,433              BB/Ba3   West Corp., Term B-8 Loan, 3.75%, 6/30/18           $       786,039
                                                                                          ---------------
                                      Total Telecommunication Services                    $       786,039
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/13

---------------------------------------------------------------------------------------------------------
Principal
Amount                  S&P/Moody's
USD ($)                 Ratings                                                           Value
---------------------------------------------------------------------------------------------------------
                                      TRANSPORTATION -- 0.8%
                                      Air Freight & Logistics -- 0.8%
        439,482                B/B1   Ceva Group Plc, Dollar Tranche B Pre-Funded
                                      L/C, 0.148%, 8/31/16                                $       423,825
        919,588             CCC+/B2   Ceva Group Plc, U.S. Tranche B Term Loan,
                                      5.209%, 8/31/16                                             896,024
                                                                                          ---------------
                                      Total Transportation                                $     1,319,849
---------------------------------------------------------------------------------------------------------
                                      UTILITIES -- 0.3%
                                      Electric Utilities -- 0.3%
        629,720           CCC-/Caa3   Texas Competitive Electric Holdings Co.,
                                      LLC, 2017 Term Loan, 4.766%, 10/10/17               $       421,650
                                                                                          ---------------
                                      Total Utilities                                     $       421,650
---------------------------------------------------------------------------------------------------------
                                      TOTAL SENIOR SECURED FLOATING
                                      RATE LOAN INTERESTS
                                      (Cost $41,707,166)                                  $    41,234,392
---------------------------------------------------------------------------------------------------------
                                      CORPORATE BONDS & NOTES --
                                      98.9% of Net Assets
                                      AUTOMOBILES & COMPONENTS -- 0.6%
                                      Auto Parts & Equipment -- 0.6%
        350,000              B/Caa1   International Automotive Components Group
                                      SA, 9.125%, 6/1/18 (144A)                           $       360,500
        275,000                B/B3   Pittsburgh Glass Works LLC, 8.0%,
                                      11/15/18 (144A)                                             280,500
        290,000               B+/B2   Stackpole International Intermediate Co.
                                      SA / Stackpole International Powder Meta,
                                      7.75%, 10/15/21 (144A)                              $       301,600
                                                                                          ---------------
                                      Total Automobiles & Components                      $       942,600
---------------------------------------------------------------------------------------------------------
                                      BANKS -- 1.5%
                                      Diversified Banks -- 1.2%
        525,000             CCC+/B3   Banco de Galicia y Buenos Aires, 8.75%,
                                      5/4/18 (144A)                                       $       514,558
        500,000(b)          NR/Caa3   Banco Macro SA, 9.75%, 12/18/36                             407,000
        200,000              NR/Ba1   Turkiye IS Bankasi AS, 6.0%, 10/24/22 (144A)                192,000
        750,000             BBB-/NR   UBS AG/Stamford CT, 7.625%, 8/17/22                         855,079
                                                                                          ---------------
                                                                                          $     1,968,637
---------------------------------------------------------------------------------------------------------
                                      Regional Banks -- 0.3%
        600,000(b)(d)      BBB/Baa3   PNC Financial Services Group, Inc.,
                                      4.483%                                              $       598,800
                                                                                          ---------------
                                      Total Banks                                         $     2,567,437
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/13 21

---------------------------------------------------------------------------------------------------------
Principal
Amount                  S&P/Moody's
USD ($)                 Ratings                                                           Value
---------------------------------------------------------------------------------------------------------
                                      CAPITAL GOODS -- 7.1%
                                      Aerospace & Defense -- 0.9%
        600,000             B-/Caa1   ADS Tactical, Inc., 11.0%, 4/1/18 (144A)            $       540,000
        870,000               B-/B2   DynCorp International, Inc., 10.375%, 7/1/17                915,675
                                                                                          ---------------
                                                                                          $     1,455,675
---------------------------------------------------------------------------------------------------------
                                      Building Products -- 0.7%
        850,000             CC/Caa3   New Enterprise Stone & Lime Co., Inc.,
                                      11.0%, 9/1/18                                       $       456,875
        300,000              BB-/B2   USG Corp., 7.875%, 3/30/20 (144A)                           330,000
        365,000              BB-/B2   USG Corp., 9.75%, 8/1/14 (144A)                             386,900
                                                                                          ---------------
                                                                                          $     1,173,775
---------------------------------------------------------------------------------------------------------
                                      Construction & Engineering -- 1.1%
        900,000                B/B2   Empresas ICA S.A.B. de C.V., 8.9%,
                                      2/4/21 (144A)                                       $       877,500
      1,000,000              BB-/B1   OAS Investments GMBH, 8.25%,
                                      10/19/19 (144A)                                             990,000
                                                                                          ---------------
                                                                                          $     1,867,500
---------------------------------------------------------------------------------------------------------
                                      Construction & Farm Machinery
                                      & Heavy Trucks -- 0.9%
        360,000               B-/B3   Meritor, Inc., 6.75%, 6/15/21                       $       363,600
        660,000             CCC-/B3   Navistar International Corp., 8.25%, 11/1/21                674,025
        160,000           CCC-/Caa2   Stanadyne Holdings, Inc., 10.0%, 8/15/14                    156,000
        500,000(e)            CC/Ca   Stanadyne Holdings, Inc., 12.0%, 2/15/15                    300,000
                                                                                          ---------------
                                                                                          $     1,493,625
---------------------------------------------------------------------------------------------------------
                                      Electrical Components & Equipment -- 0.5%
        750,000               B-/B3   WireCo WorldGroup, Inc., 9.5%, 5/15/17              $       776,250
---------------------------------------------------------------------------------------------------------
                                      Industrial Conglomerates -- 0.3%
        455,000               B+/B2   JB Poindexter & Co., Inc., 9.0%, 4/1/22 (144A)      $       482,300
EUR      80,000             BB-/Ba3   Mark IV Europe Lux SCA / Mark IV USA SCA,
                                      8.875%, 12/15/17 (144A)                                     116,318
                                                                                          ---------------
                                                                                          $       598,618
---------------------------------------------------------------------------------------------------------
                                      Industrial Machinery -- 1.4%
        450,000                B/B2   Cleaver-Brooks, Inc., 8.75%, 12/15/19 (144A)        $       489,375
        500,000(c)           NR/WR    Indalex Holding Corp., 11.5%, 2/1/14                          3,750
        335,000             B-/Caa2   Liberty Tire Recycling, 11.0%, 10/1/16 (144A)               341,700
        875,000              B/Caa1   Mueller Water Products, Inc., 7.375%, 6/1/17                901,250
        665,000               B-/NR   WPE International Cooperatief UA, 10.375%,
                                      9/30/20 (144A)                                              465,500
        150,000                B/B3   Xerium Technologies, Inc., 8.875%, 6/15/18                  156,750
                                                                                          ---------------
                                                                                          $     2,358,325
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/13

---------------------------------------------------------------------------------------------------------
Principal
Amount                  S&P/Moody's
USD ($)                 Ratings                                                           Value
---------------------------------------------------------------------------------------------------------
                                      Trading Companies & Distributors -- 1.3%
      1,052,000            CCC/Caa1   INTCOMEX, Inc., 13.25%, 12/15/14                    $     1,020,440
      1,090,000               B-/B3   TRAC Intermodal LLC / TRAC Intermodal
                                      Corp., 11.0%, 8/15/19                                     1,239,875
                                                                                          $     2,260,315
                                                                                          ---------------
                                      Total Capital Goods                                 $    11,984,083
---------------------------------------------------------------------------------------------------------
                                      COMMERCIAL & PROFESSIONAL
                                      SERVICES -- 0.8%
                                      Diversified Support Services -- 0.8%
        345,000             NR/Caa1   Monitronics Escrow Corp., 9.125%, 4/1/20 (144A)     $       365,700
        750,000               B+/B3   NANA Development Corp., 9.5%, 3/15/19 (144A)                772,500
        260,000               B-/B3   TMS International Corp., 7.625%,
                                      10/15/21 (144A)                                             271,700
                                                                                          ---------------
                                                                                          $     1,409,900
---------------------------------------------------------------------------------------------------------
                                      Environmental & Facilities Services -- 0.0%+
        700,000(c)            NR/WR   Old AII, Inc., 10.0%, 12/15/16                      $            70
                                                                                          ---------------
                                      Total Commercial & Professional Services            $     1,409,970
---------------------------------------------------------------------------------------------------------
                                      CONSUMER DURABLES & APPAREL -- 1.8%
                                      Home Furnishings -- 0.3%
        535,000               B+/B3   Tempur Sealy International, Inc.,
                                      6.875%, 12/15/20                                    $       571,112
---------------------------------------------------------------------------------------------------------
                                      Homebuilding -- 0.5%
        530,000            CCC/Caa2   Beazer Homes USA, Inc., 9.125%, 6/15/18             $       565,775
        605,000(c)             NR/C   Desarrolladora Homex SAB de CV, 9.5%,
                                      12/11/19 (144A)                                              99,825
        500,000(c)            NR/Ca   Urbi Desarrollos Urbanos SAB de CV, 9.75%,
                                      2/3/22 (144A)                                                80,000
                                                                                          ---------------
                                                                                          $       745,600
---------------------------------------------------------------------------------------------------------
                                      Leisure Products -- 1.0%
EUR     275,000           CCC+/Caa2   Heckler & Koch GmbH, 9.5%, 5/15/18 (144A)           $       366,120
      1,000,000           CCC+/Caa1   Icon Health & Fitness, Inc., 11.875%,
                                      10/15/16 (144A)                                             901,250
        375,000(f)        CCC+/Caa2   PC Nextco Holdings LLC / PC Nextco
                                      Finance, Inc., 8.75%, 8/15/19 (144A)                        387,188
                                                                                          ---------------
                                                                                          $     1,654,558
                                                                                          ---------------
                                      Total Consumer Durables & Apparel                   $     2,971,270
---------------------------------------------------------------------------------------------------------
                                      CONSUMER SERVICES -- 4.9%
                                      Business Services -- 0.8%
        750,000                B/B2   Sitel LLC / Sitel Finance Corp., 11.0%,
                                      8/1/17 (144A)                                       $       815,625
        500,000             B-/Caa2   Sitel LLC / Sitel Finance Corp., 11.5%, 4/1/18              433,750
                                                                                          ---------------
                                                                                          $     1,249,375
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/13 23

---------------------------------------------------------------------------------------------------------
Principal
Amount                  S&P/Moody's
USD ($)                 Ratings                                                           Value
---------------------------------------------------------------------------------------------------------
                                      Casinos & Gaming -- 1.4%
        500,000(c)            NR/WR   Buffalo Thunder Development Authority,
                                      9.375%, 12/15/14 (144A)                             $       185,000
EUR   1,155,000               CC/Ca   Codere Finance Luxembourg SA, 8.25%,
                                      6/15/15 (144A)                                              851,438
         90,000               NR/NR   Little Traverse Bay Bands of Odawa Indians,
                                      9.0%, 8/31/20 (144A)                                         88,200
        712,691               NR/NR   Mashantucket Western Pequot Tribe,
                                      6.5%, 7/1/36                                                 94,432
EUR     500,000            CCC/Caa1   Peermont Global, Ltd., 7.75%, 4/30/14 (144A)                676,028
        450,000               B+/B2   Scientific Games International, Inc.,
                                      9.25%, 6/15/19                                              485,437
                                                                                          ---------------
                                                                                          $     2,380,535
---------------------------------------------------------------------------------------------------------
                                      Hotels, Resorts & Cruise Lines -- 0.9%
        720,000(f)            B-/B3   MISA Investments, Ltd., 8.625%, 8/15/18 (144A)      $       745,200
        400,000             CCC+/B2   Seven Seas Cruises S de RL LLC,
                                      9.125%, 5/15/19                                             439,500
        325,000               B+/B3   Viking Cruises, Ltd., 8.5%, 10/15/22 (144A)         $       364,000
                                                                                          ---------------
                                                                                          $     1,548,700
---------------------------------------------------------------------------------------------------------
                                      Leisure Facilities -- 0.7%
EUR     800,000               B+/B3   Cirsa Funding Luxembourg SA, 8.75%,
                                      5/15/18 (144A)                                      $     1,144,152
---------------------------------------------------------------------------------------------------------
                                      Restaurants -- 0.9%
      1,235,000(e)          B-/Caa1   Burger King Capital Holdings LLC, 0.0%,
                                      4/15/19 (144A)                                      $     1,096,062
        400,000                B/B3   Burger King Corp., 9.875%, 10/15/18                         448,500
                                                                                          ---------------
                                                                                          $     1,544,562
---------------------------------------------------------------------------------------------------------
                                      Specialized Consumer Services -- 0.2%
        315,000               B-/B3   StoneMor Partners LP / Cornerstone Family
                                      Services of WV, 7.875%, 6/1/21 (144A)               $       326,813
                                                                                          ---------------
                                      Total Consumer Services                             $     8,194,137
---------------------------------------------------------------------------------------------------------
                                      DIVERSIFIED FINANCIALS -- 2.1%
                                      Asset Management & Custody Banks -- 0.4%
        590,000           BBB-/Baa3   Janus Capital Group, Inc., 6.7%, 6/15/17            $       666,513
---------------------------------------------------------------------------------------------------------
                                      Consumer Finance -- 0.9%
        445,000               B+/B1   Jefferies Finance LLC / JFIN Co-Issuer Corp.,
                                      7.375%, 4/1/20 (144A)                               $       457,237
        610,000               NR/NR   Tarjeta Naranja SA, 9.0%, 1/28/17 (144A)                    606,950
        440,000               B+/B3   TMX Finance LLC / TitleMax Finance Corp.,
                                      8.5%, 9/15/18 (144A)                                        467,500
                                                                                          ---------------
                                                                                          $     1,531,687
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/13

---------------------------------------------------------------------------------------------------------
Principal
Amount                  S&P/Moody's
USD ($)                 Ratings                                                           Value
---------------------------------------------------------------------------------------------------------
                                      Investment Banking & Brokerage -- 0.2%
        450,000(a)(d)       BB+/Ba2   Goldman Sachs Capital II, 4.0%, 12/1/49             $       331,875
---------------------------------------------------------------------------------------------------------
                                      Multi-Sector Holdings -- 0.3%
        600,000                B/B3   Constellation Enterprises LLC, 10.625%,
                                      2/1/16 (144A)                                       $       510,000
---------------------------------------------------------------------------------------------------------
                                      Specialized Finance -- 0.3%
        425,000                B+/B2  National Money Mart Co., 10.375%, 12/15/16          $       442,000
                                                                                          ---------------
                                      Total Diversified Financials                        $     3,482,075
---------------------------------------------------------------------------------------------------------
                                      ENERGY -- 14.6%
                                      Coal & Consumable Fuels -- 1.2%
        850,000               CC/Ca   Bumi Capital Pte, Ltd., 12.0%, 11/10/16 (144A)      $       518,500
        400,000            CCC/Caa2   James River Coal Co., 7.875%, 4/1/19                        132,000
        400,000             B-/Caa1   Mongolian Mining Corp., 8.875%, 3/29/17 (144A)              327,000
        300,000             B-/Caa1   Murray Energy Corp., 8.625%, 6/15/21 (144A)                 321,000
        715,000             B-/Caa1   Penn Virginia Corp., 8.5%, 5/1/20                           758,794
                                                                                          ---------------
                                                                                          $     2,057,294
---------------------------------------------------------------------------------------------------------
                                      Oil & Gas Drilling -- 1.6%
        645,000                B/B3   Hercules Offshore, Inc., 8.75%, 7/15/21 (144A)      $       709,500
      1,000,000           CCC+/Caa3   Ocean Rig UDW, Inc., 9.5%, 4/27/16 (144A)                 1,062,500
        500,000               B+/B2   Pioneer Energy Services Corp., 9.875%, 3/15/18              537,500
        320,000               B+/B1   Shelf Drill Holdings, Ltd., 8.625%, 11/1/18 (144A)          344,800
                                                                                          ---------------
                                                                                          $     2,654,300
---------------------------------------------------------------------------------------------------------
                                      Oil & Gas Equipment & Services -- 0.9%
        448,000                B/B1   Expro Finance Luxembourg SCA, 8.5%,
                                      12/15/16 (144A)                                     $       469,280
        690,000              B/Caa1   Forbes Energy Services, Ltd., 9.0%, 6/15/19                 696,900
        330,000                B/B3   Seitel, Inc., 9.5%, 4/15/19                                 340,312
                                                                                          ---------------
                                                                                          $     1,506,492
---------------------------------------------------------------------------------------------------------
                                      Oil & Gas Exploration & Production -- 10.7%
        520,000           CCC+/Caa1   Athlon Holdings LP / Athlon Finance Corp.,
                                      7.375%, 4/15/21 (144A)                              $       543,400
        505,000              BB-/B1   Berry Petroleum Co., 10.25%, 6/1/14                         530,250
        100,000               B-/B3   Comstock Resources, Inc., 7.75%, 4/1/19                     104,500
        500,000               B-/B3   Comstock Resources, Inc., 9.5%, 6/15/20                     555,000
        515,000               B+/B3   Energy XXI Gulf Coast, Inc., 7.5%,
                                      12/15/21 (144A)                                             538,175
        600,000                B/B2   EP Energy LLC / EP Energy Finance, Inc.,
                                      9.375%, 5/1/20                                              693,000
        292,010(f)             B/B3   EPE Holdings LLC / EP Energy Bond Co.,
                                      Inc., 8.875%, 12/15/17 (144A)                               305,881
        920,000               B-/B3   Forest Oil Corp., 7.5%, 9/15/20                             913,100

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/13 25

---------------------------------------------------------------------------------------------------------
Principal
Amount                  S&P/Moody's
USD ($)                 Ratings                                                           Value
---------------------------------------------------------------------------------------------------------
                                      Oil & Gas Exploration &
                                      Production -- (continued)
        360,000                B/NR   GeoPark Latin America, Ltd., Agencia en Chile,
                                      7.5%, 2/11/20 (144A)                                $       366,300
        570,000             CCC+/B3   Gulfport Energy Corp., 7.75%, 11/1/20                       604,200
        165,000           CCC+/Caa1   Halcon Resources Corp., 9.25%, 2/15/22 (144A)               174,900
        890,000           CCC+/Caa1   Halcon Resources Corp., 9.75%, 7/15/20                      967,875
        680,000             B-/Caa1   Lightstream Resources, Ltd., 8.625%,
                                      2/1/20 (144A)                                               681,700
        220,000             B-/Caa1   Memorial Production Partners LP / Memorial
                                      Production Finance Corp., 7.625%, 5/1/21 (144A)             223,300
        410,000             B-/Caa1   Memorial Production Partners LP / Memorial
                                      Production Finance Corp., 7.625%, 5/1/21                    416,150
        600,000            B-/Caa1e   Midstates Petroleum Co., Inc., 9.25%, 6/1/21                618,000
        455,000            B-/Caa1e   Midstates Petroleum Co., Inc., 10.75%, 10/1/20              491,400
        800,000               B+/NR   MIE Holdings Corp., 9.75%, 5/12/16 (144A)                   844,000
        200,000               NR/NR   National JSC Naftogaz of Ukraine, 9.5%, 9/30/14             188,500
      1,440,000             B-/Caa1   Northern Oil & Gas, Inc., 8.0%, 6/1/20                    1,490,400
        535,000               B-/B3   PDC Energy, Inc., 7.75%, 10/15/22                           580,475
        750,000              B/Caa1   PetroQuest Energy, Inc., 10.0%, 9/1/17                      772,500
        480,000             B-/Caa1   QR Energy LP / QRE Finance Corp., 9.25%, 8/1/20             502,800
        240,000           CCC-/Caa3   Quicksilver Resources, Inc., 7.125%, 4/1/16                 228,000
        700,000               B-/B3   Resolute Energy Corp., 8.5%, 5/1/20                         735,000
        870,000               B-/B3   RKI Exploration & Production LLC / RKI Finance
                                      Corp., 8.5%, 8/1/21 (144A)                                  904,800
        472,000               B+/B2   Rosetta Resources, Inc., 9.5%, 4/15/18                      509,760
        700,000             CCC+/B3   Samson Investment Co., 10.25%, 2/15/20 (144A)               756,000
      1,170,000           CCC+/Caa1   Sanchez Energy Corp., 7.75%, 6/15/21 (144A)               1,193,400
        335,000           CCC+/Caa1   Talos Production LLC / Talos Production
                                      Finance, Inc., 9.75%, 2/15/18 (144A)                        338,350
CAD     315,000                B/NR   Trilogy Energy Corp., 7.25%, 12/13/19 (144A)                311,387
                                                                                          ---------------
                                                                                          $    18,082,503
---------------------------------------------------------------------------------------------------------
                                      Oil & Gas Storage & Transportation -- 0.2%
        450,000(a)           BB/Ba1   Energy Transfer Partners LP, 3.259%,
                                      11/1/66 (144A)                                      $       407,250
                                                                                          ---------------
                                      Total Energy                                        $    24,707,839
---------------------------------------------------------------------------------------------------------
                                      FOOD, BEVERAGE & TOBACCO -- 7.4%
                                      Agricultural Products -- 1.1%
        900,000           CCC+/Caa1   Pinnacle Operating Corp., 9.0%, 11/15/20 (144A)     $       940,500
        520,000                B/B2   Southern States Cooperative, Inc., 10.0%,
                                      8/15/21 (144A)                                              507,000
        500,000                B/NR   Tonon Bioenergia SA, 9.25%, 1/24/20 (144A)                  458,750
                                                                                          ---------------
                                                                                          $     1,906,250
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/13

---------------------------------------------------------------------------------------------------------
Principal
Amount                  S&P/Moody's
USD ($)                 Ratings                                                           Value
---------------------------------------------------------------------------------------------------------
                                      Packaged Foods & Meats -- 5.3%
        225,000                B/B2   Agrokor DD, 8.875%, 2/1/20 (144A)                   $       244,147
EUR     200,000                B/B2   Agrokor DD, 9.875%, 5/1/19 (144A)                           307,100
        650,000              BB/Ba3   Bertin SA / Bertin Finance, Ltd., 10.25%,
                                      10/5/16 (144A)                                              724,750
        500,000               B+/B1   CFG Investment SAC, 9.75%, 7/30/19 (144A)                   477,500
        305,000                B/B1   Chiquita Brands International, Inc. / Chiquita
                                      Brands LLC, 7.875%, 2/1/21 (144A)                           330,925
        491,000               B+/B2   Corporacion Pesquera Inca SAC, 9.0%,
                                      2/10/17 (144A)                                              491,000
      1,100,000                B/B3   FAGE Dairy Industry SA/FAGE USA Dairy
                                      Industry, Inc., 9.875%, 2/1/20 (144A)                     1,190,750
        224,421(c)            NR/NR   Independencia International, Ltd., 12.0%,
                                      12/30/16 (144A)                                                 281
        800,000                B/B2   Marfrig Holding Europe BV, 8.375%,
                                      5/9/18 (144A)                                               754,000
        700,000                B/B2   Marfrig Holding Europe BV, 11.25%,
                                      9/20/21 (144A)                                              695,625
        475,000                B/B2   Marfrig Overseas, Ltd., 9.5%, 5/4/20 (144A)                 458,375
        700,000                B/NR   MHP SA, 8.25%, 4/2/20 (144A)                                600,250
      1,600,000              BB-/B1   Minerva Luxembourg SA, 7.75%, 1/31/23 (144A)              1,552,000
        200,000              BB-/B1   Minerva Luxembourg SA, 12.25%, 2/10/22 (144A)               224,000
        600,000               B+/B2   Pesquera Exalmar SAA, 7.375%, 1/31/20 (144A)                552,000
        300,000            BB-/Caa1   Pilgrim's Pride Corp., 7.875%, 12/15/18                     327,750
                                                                                          ---------------
                                                                                          $     8,930,453
---------------------------------------------------------------------------------------------------------
                                      Tobacco -- 1.0%
      1,645,000             B-/Caa1   Alliance One International, Inc., 9.875%,
                                      7/15/21 (144A)                                      $     1,579,200
                                                                                          ---------------
                                      Total Food, Beverage & Tobacco                      $    12,415,903
---------------------------------------------------------------------------------------------------------
                                      HEALTH CARE EQUIPMENT & SERVICES -- 3.4%
                                      Health Care Equipment & Services -- 1.1%
        915,000           CCC+/Caa2   Accellent, Inc., 10.0%, 11/1/17                     $       869,250
        831,000               B+/B2   Physio-Control International, Inc., 9.875%,
                                      1/15/19 (144A)                                              926,565
                                                                                          ---------------
                                                                                          $     1,795,815
---------------------------------------------------------------------------------------------------------
                                      Health Care Facilities -- 0.5%
        600,000               B-/B3   Kindred Healthcare, Inc., 8.25%, 6/1/19             $       645,000
        200,000           CCC+/Caa1   United Surgical Partners International,
                                      9.0%, 4/1/20                                                224,000
                                                                                          ---------------
                                                                                          $       869,000
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/13 27

---------------------------------------------------------------------------------------------------------
Principal
Amount                  S&P/Moody's
USD ($)                 Ratings                                                           Value
---------------------------------------------------------------------------------------------------------
                                      Health Care Services -- 1.0%
        476,000                B/B2   Gentiva Health Services, Inc., 11.5%, 9/1/18        $       493,850
      1,170,000           CCC+/Caa1   Surgical Care Affiliates, Inc., 10.0%,
                                      7/15/17 (144A)                                            1,210,950
                                                                                          ---------------
                                                                                          $     1,704,800
---------------------------------------------------------------------------------------------------------
                                      Health Care Supplies -- 0.6%
        455,000             NR/Caa1   Bausch & Lomb, Inc., 9.875%, 11/1/15                $       455,000
        500,000             B-/Caa2   Immucor, Inc., 11.125%, 8/15/19                             561,250
                                                                                          ---------------
                                                                                          $     1,016,250
---------------------------------------------------------------------------------------------------------
                                      Health Care Technology -- 0.2%
        275,000           CCC+/Caa1   Emdeon, Inc., 11.0%, 12/31/19                       $       316,250
                                                                                          ---------------
                                      Total Health Care Equipment & Services              $     5,702,115
---------------------------------------------------------------------------------------------------------
                                      INSURANCE -- 25.7%
                                      Insurance Brokers -- 0.5%
GBP     475,000             NR/Caa2   Towergate Finance Plc, 10.5%, 2/15/19 (144A)        $       808,220
---------------------------------------------------------------------------------------------------------
                                      Multi-Line Insurance -- 0.6%
      1,000,000(b)          BB/Baa3   Liberty Mutual Group, Inc., 7.0%, 3/15/37 (144A)    $     1,040,000
---------------------------------------------------------------------------------------------------------
                                      Property & Casualty Insurance -- 2.1%
      6,000,000(e)(g)(h)     BBB/NR   Fixed Income Trust Series 2013-A, 0.0%,
                                      10/15/97 (144A)                                     $     3,421,927
         80,000(b)(d)       BB+/Ba2   White Mountains Insurance Group, Ltd.,
                                      7.506% (144A)                                                82,336
                                                                                          ---------------
                                                                                          $     3,504,263
---------------------------------------------------------------------------------------------------------
                                      Reinsurance -- 22.5%
        250,000(a)           BB+/NR   Armor Re, Ltd., 4.25%, 5/14/14 (144A)               $       253,675
EUR     750,000(a)            BB/NR   ATLAS Reinsurance VII, 3.65%, 1/7/16 (144A)               1,028,310
EUR     500,000(a)            B-/NR   ATLAS VI Capital, Ltd., 10.5%, 4/7/14 (144A)                671,340
      1,000,000(a)           BB+/NR   Bosphorus 1 Re, Ltd., 2.53%, 5/3/16 (144A)                  997,800
        900,000(a)           NR/Ba2   Combine Re, Ltd., 10.03%, 1/7/15 (144A)                     975,240
        750,000(a)            NR/NR   Combine Re, Ltd., 17.78%, 1/7/15 (144A)                     837,825
        500,000(a)           BB-/NR   Compass Re, Ltd., 10.28%, 1/8/15 (144A)                     524,900
        500,000(a)            B+/NR   Compass Re, Ltd., 11.28%, 1/8/15 (144A)                     528,000
      1,000,000(a)           BB+/NR   Foundation Re III, Ltd., 5.03%, 2/25/15                   1,029,600
      1,000,000(a)            BB/NR   Foundation Re III, Ltd., 5.78%, 2/3/14 (144A)             1,010,100
      1,300,000(a)            B-/NR   Ibis Re II, Ltd., 13.53%, 2/5/15 (144A)                   1,393,470
        500,000(a)           BB+/NR   Kibou, Ltd., 5.28%, 2/16/15 (144A)                          514,900
      1,750,000(a)           BB-/NR   MetroCat Re, Ltd., 4.53%, 8/5/16 (144A)                   1,808,450
      1,000,000(a)             B/NR   Montana Re, Ltd., 12.158%, 1/8/14 (144A)                  1,016,300
      2,000,000(a)            NR/NR   Montana Re, Ltd., 16.658%, 1/8/14 (144A)                  2,046,000

The accompanying notes are an integral part of these financial statements.

28 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/13

---------------------------------------------------------------------------------------------------------
Principal
Amount                  S&P/Moody's
USD ($)                 Ratings                                                           Value
---------------------------------------------------------------------------------------------------------
                                      Reinsurance -- (continued)
        975,000(a)            B-/NR   Mythen Re, Ltd., 11.843%, 11/10/16 (144A)           $       997,522
        500,000(a)            B+/NR   Mythen Re, Ltd. Series 2012-2 Class A,
                                      8.613%, 1/5/17 (144A)                                       520,000
      1,500,000(a)            NR/B2   Mythen Re, Ltd., 11.105%, 5/7/15 (144A)                   1,633,350
      1,250,000(a)            NR/NR   Pelican Re, Ltd., 6.03%, 5/15/17 (144A)                   1,277,000
      1,200,000(a)           BB-/NR   Queen Street II Capital, Ltd., 7.53%,
                                      4/9/14 (144A)                                             1,215,120
      2,000,000(a)           BB-/NR   Queen Street IV Capital, Ltd., 7.53%,
                                      4/9/15 (144A)                                             2,061,400
        250,000(a)             B/NR   Queen Street VII Re, Ltd., 8.63%, 4/8/16 (144A)             257,025
      1,250,000(a)            B-/NR   Residential Reinsurance 2011, Ltd.,
                                      12.03%, 6/6/15 (144A)                                     1,353,625
        250,000(a)            NR/NR   Residential Reinsurance 2012, Ltd.,
                                      12.78%, 12/6/16 (144A)                                      274,800
      1,250,000(a)            NR/NR   Residential Reinsurance 2012, Ltd.,
                                      19.03%, 12/6/16 (144A)                                    1,381,500
      1,000,000(a)            NR/NR   Residential Reinsurance 2012, Ltd.,
                                      22.03%, 6/6/16 (144A)                                     1,141,700
      1,000,000(i)            NR/NR   Sector Re V, Ltd., 0.0%, 12/1/17 (144A)                   1,261,200
      1,500,000(i)            NR/NR   Sector Re V, Ltd., 0.0%, 3/1/18 (144A)                    1,702,350
        500,000(a)            NR/B2   Successor X, Ltd., 11.03%, 1/27/15 (144A)                   526,900
      1,500,000(a)            B-/NR   Successor X, Ltd., 11.28%, 11/10/15 (144A)                1,557,750
      2,000,000(a)            B-/NR   Successor X, Ltd., 14.594%, 1/7/14 (144A)                 2,031,400
      2,000,000(a)            NR/NR   Successor X, Ltd., 16.094%, 1/7/14 (144A)                 2,037,000
      1,000,000(a)            NR/NR   Successor X, Ltd., 16.53%, 1/27/15 (144A)                 1,045,700
      1,000,000(a)            B+/NR   Tar Heel Re, Ltd., 8.53%, 5/9/16 (144A)                   1,059,900
                                                                                          $    37,971,152
                                                                                          ---------------
                                      Total Insurance                                     $    43,323,635
---------------------------------------------------------------------------------------------------------
                                      MATERIALS -- 12.2%
                                      Commodity Chemicals -- 0.5%
        300,000             BBB-/WR   Basell Finance Co. BV, 8.1%, 3/15/27 (144A)         $       391,778
EUR     250,000              CCC/B3   KP Germany Erste GmbH, 11.625%,
                                      7/15/17 (144A)                                      $       395,001
                                                                                          ---------------
                                                                                          $       786,779
---------------------------------------------------------------------------------------------------------
                                      Construction Materials -- 0.5%
        389,000               B+/NR   Cemex Espana Luxembourg, 9.875%,
                                      4/30/19 (144A)                                      $       439,570
        100,000               B+/NR   Cemex SAB de CV, 9.0%, 1/11/18 (144A)                       108,750
        300,000(d)            BB/NR   Magnesita Finance, Ltd., 8.625% (144A)                      294,000
                                                                                          ---------------
                                                                                          $       842,320
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/13 29

---------------------------------------------------------------------------------------------------------
Principal
Amount                  S&P/Moody's
USD ($)                 Ratings                                                           Value
---------------------------------------------------------------------------------------------------------
                                      Diversified Chemicals -- 0.9%
EUR     926,278             B-/Caa1   INEOS Group Holdings SA, 7.875%,
                                      2/15/16 (144A)                                      $     1,275,728
        275,000             CC/Caa1   Momentive Performance Materials, Inc.,
                                      9.0%, 1/15/21                                               243,375
                                                                                          ---------------
                                                                                          $     1,519,103
---------------------------------------------------------------------------------------------------------
                                      Diversified Metals & Mining -- 1.7%
        590,000                B/B3   Boart Longyear Management Pty, Ltd.,
                                      7.0%, 4/1/21 (144A)                                 $       438,075
        330,000              BB-/B1   Boart Longyear Management Pty, Ltd.,
                                      10.0%, 10/1/18 (144A)                                       338,250
        300,000            CCC/Caa2   Midwest Vanadium Pty., Ltd., 11.5%,
                                      2/15/18 (144A)                                              252,000
        650,000(c)             D/Ca   Mirabela Nickel, Ltd., 8.75%, 4/15/18 (144A)                227,500
        550,000             CCC+/B3   Molycorp, Inc., 10.0%, 6/1/20                               544,500
        180,000              B/Caa1   Prince Mineral Holding Corp., 11.5%,
                                      12/15/19 (144A)                                             199,800
        750,000              BB/Ba3   Vedanta Resources Plc, 9.5%, 7/18/18 (144A)                 833,400
                                                                                          ---------------
                                                                                          $     2,833,525
---------------------------------------------------------------------------------------------------------
                                      Metal & Glass Containers -- 0.9%
        592,081(f)        CCC+/Caa1   Ardagh Finance SA, 11.125%, 6/1/18 (144A)           $       651,289
EUR     250,000             CCC+/B3   Ardagh Glass Finance Plc, 8.75%, 2/1/20 (144A)              353,233
EUR     255,000              B+/Ba3   Ardagh Glass Finance Plc, 9.25%, 7/1/16 (144A)              364,068
        175,000           CCC+/Caa1   BWAY Holdings Co., 10.0%, 6/15/18                           190,750
                                                                                          ---------------
                                                                                          $     1,559,340
---------------------------------------------------------------------------------------------------------
                                      Paper Packaging -- 1.3%
        606,510(e)            NR/NR   Bio Pappel SAB de CV, 10.0%, 8/27/16                $       615,607
        500,000             B-/Caa1   Pretium Packaging LLC / Pretium Finance, Inc.,
                                      11.5%, 4/1/16                                               540,000
        500,000           CCC+/Caa2   Reynolds Group Issuer, Inc., 9.0%, 4/15/19                  535,000
        475,000           CCC+/Caa2   Reynolds Group Issuer, Inc., 9.875%, 8/15/19                525,469
                                                                                          ---------------
                                                                                          $     2,216,076
---------------------------------------------------------------------------------------------------------
                                      Paper Products -- 1.8%
        200,000             CCC+/B3   Appvion, Inc., 11.25%, 12/15/15                     $       227,000
        580,000             B-/Caa2   Exopack Holdings Corp., 10.0%, 6/1/18                       626,400
        186,000               B+/B1   Grupo Papelero Scribe SA de CV, 8.875%,
                                      4/7/20 (144A)                                               181,815
        344,000                B/B3   Mercer International, Inc., 9.5%, 12/1/17                   373,240
        840,000             BB-/Ba3   Resolute Forest Products, Inc., 5.875%,
                                      5/15/23 (144A)                                              764,400
        545,000              BB/Ba2   Sappi Papier Holding GmbH, 8.375%,
                                      6/15/19 (144A)                                              576,338

The accompanying notes are an integral part of these financial statements.

30 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/13

---------------------------------------------------------------------------------------------------------
Principal
Amount                  S&P/Moody's
USD ($)                 Ratings                                                           Value
---------------------------------------------------------------------------------------------------------
                                      Paper Products -- (continued)
        255,000             B-/Caa1   Unifrax I LLC / Unifrax Holding Co., 7.5%,
                                      2/15/19 (144A)                                      $       257,550
                                                                                          ---------------
                                                                                          $     3,006,743
---------------------------------------------------------------------------------------------------------
                                      Precious Metals & Minerals -- 0.3%
        500,000             BB-/Ba3   ALROSA Finance SA, 8.875%, 11/17/14 (144A)          $       537,000
---------------------------------------------------------------------------------------------------------
                                      Steel -- 4.3%
        750,000              B/Caa1   AM Castle & Co., 12.75%, 12/15/16                   $       847,500
        250,000               B+/B3   APERAM, 7.375%, 4/1/16 (144A)                               257,500
        315,000              B/Caa1   Atkore International, Inc., 9.875%, 1/1/18                  340,200
        450,000(c)             B/B3   Essar Steel Algoma, Inc., 9.375%, 3/15/15 (144A)            432,000
        950,000            CCC/Caa2   Essar Steel Algoma, Inc., 9.875%, 6/15/15 (144A)            745,750
        250,000               B+/B1   Evraz Group SA, 9.5%, 4/24/18 (144A)                        274,375
        900,000              B/Caa1   Ferrexpo Finance Plc, 7.875%, 4/7/16 (144A)                 867,375
        900,000             NR/Caa1   Metinvest BV, 8.75%, 2/14/18 (144A)                         812,250
        600,000             NR/Caa1   Metinvest BV, 10.25%, 5/20/15 (144A)                        600,000
        585,000                B/B2   Optima Specialty Steel, Inc., 12.5%,
                                      12/15/16 (144A)                                             643,500
        750,000               B-/B3   Permian Holdings, Inc., 10.5%, 1/15/18 (144A)               740,625
        750,000             CCC+/NR   Ryerson, Inc., 9.0%, 10/15/17                               783,750
                                                                                          ---------------
                                                                                          $     7,344,825
                                                                                          ---------------
                                      Total Materials                                     $    20,645,711
---------------------------------------------------------------------------------------------------------
                                      MEDIA -- 5.4%
                                      Advertising -- 0.7%
      1,100,000               B-/B3   Good Sam Enterprises LLC, 11.5%, 12/1/16            $     1,199,000
---------------------------------------------------------------------------------------------------------
                                      Broadcasting -- 2.2%
        400,000           CCC+/Caa2   Intelsat Luxembourg SA, 7.75%, 6/1/21 (144A)        $       422,000
EUR     150,000               B+/B1   Nara Cable Funding II, Ltd., 8.5%, 3/1/20 (144A)            235,421
        200,000               B+/B1   Nara Cable Funding, Ltd., 8.875%,
                                      12/1/18 (144A)                                              213,500
      1,655,000                B/B3   Townsquare Radio LLC / Townsquare Radio,
                                      Inc., 9.0%, 4/1/19 (144A)                                 1,770,850
        990,000           CCC+/Caa1   Truven Health Analytics, Inc., 10.625%, 6/1/20            1,122,412
                                                                                          ---------------
                                                                                          $     3,764,183
---------------------------------------------------------------------------------------------------------
                                      Cable -- 0.2%
EUR     200,000               B+/B1   Nara Cable Funding, Ltd., 8.875%,
                                      12/1/18 (144A)                                      $       292,832
---------------------------------------------------------------------------------------------------------
                                      Movies & Entertainment -- 1.6%
      1,710,000           CCC+/Caa1   AMC Entertainment, Inc., 9.75%, 12/1/20             $     1,953,675
        600,000                B/B2   Gibson Brands, Inc., 8.875%, 8/1/18 (144A)                  627,000
        200,000           CCC+/Caa1   Production Resource Group, Inc., 8.875%, 5/1/19             150,000
                                                                                          ---------------
                                                                                          $     2,730,675
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/13 31

---------------------------------------------------------------------------------------------------------
Principal
Amount                S&P/Moody's
USD ($)               Ratings                                                             Value
---------------------------------------------------------------------------------------------------------
                                      Publishing -- 0.7%
        855,000              BB/Ba1   Gannett Co., Inc., 6.375%, 10/15/23 (144A)          $       902,025
        245,000               B-/B3   Interactive Data Corp., 10.25%, 8/1/18                      270,725
                                                                                          $     1,172,750
                                                                                          ---------------
                                      Total Media                                         $     9,159,440
---------------------------------------------------------------------------------------------------------
                                      PHARMACEUTICALS, BIOTECHNOLOGY &
                                      LIFE SCIENCES -- 0.7%
                                      Biotechnology -- 0.7%
        300,000                B/B3   ConvaTec Healthcare E SA, 10.5%,
                                      12/15/18 (144A)                                     $       339,750
      1,043,000              B/Caa2   Lantheus Medical Imaging, Inc., 9.75%, 5/15/17              938,700
                                                                                          ---------------
                                      Total Pharmaceuticals, Biotechnology &
                                      Life Sciences                                       $     1,278,450
---------------------------------------------------------------------------------------------------------
                                      REAL ESTATE -- 0.4%
                                      Diversified REIT's -- 0.1%
        200,000               B/Ba3   CNL Lifestyle Properties, Inc., 7.25%, 4/15/19      $       208,000
---------------------------------------------------------------------------------------------------------
                                      Real Estate Operating Companies -- 0.3%
        410,000             CCC+/NR   IRSA Inversiones y Representaciones SA,
                                      8.5%, 2/2/17 (144A)                                 $       401,800
                                                                                          ---------------
                                      Total Real Estate                                   $       609,800
---------------------------------------------------------------------------------------------------------
                                      RETAILING -- 0.6%
                                      Department Stores -- 0.6%
        625,000                B/NR   Grupo Famsa SAB de CV, 7.25%, 6/1/20 (144A)         $       625,000
        350,000           CCC+/Caa2   Neiman Marcus Group, Inc., 8.0%,
                                      10/15/21 (144A)                                             358,313
                                                                                          ---------------
                                      Total Retailing                                     $       983,313
---------------------------------------------------------------------------------------------------------
                                      SEMICONDUCTORS &
                                      SEMICONDUCTOR EQUIPMENT -- 0.3%
                                      Semiconductors -- 0.3%
        500,000                B/B2   Advanced Micro Devices, Inc., 7.5%, 8/15/22         $       485,000
                                                                                          ---------------
                                      Total Semiconductors &
                                      Semiconductor Equipment                             $       485,000
---------------------------------------------------------------------------------------------------------
                                      SOFTWARE & SERVICES -- 1.3%
                                      Application Software -- 0.3%
        415,000               B-/B3   Interface Security Systems Holdings, Inc. /
                                      Interface Security Systems LLC, 9.25%,
                                      1/15/18 (144A)                                      $       435,750
---------------------------------------------------------------------------------------------------------
                                      Data Processing & Outsourced
                                      Services -- 0.4%
        404,000             B-/Caa1   First Data Corp., 8.25%, 1/15/21 (144A)             $       430,260
        250,000             B-/Caa1   First Data Corp., 10.625%, 6/15/21 (144A)                   268,437
                                                                                          ---------------
                                                                                          $       698,697
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/13

---------------------------------------------------------------------------------------------------------
Principal
Amount                S&P/Moody's
USD ($)               Ratings                                                             Value
---------------------------------------------------------------------------------------------------------
                                      Systems Software -- 0.6%
      1,064,473(f)(g)         NR/NR   Pegasus Solutions, Inc., 13.0%, 4/15/14 (144A)      $       989,960
                                                                                          ---------------
                                      Total Software & Services                           $     2,124,407
---------------------------------------------------------------------------------------------------------
                                      TELECOMMUNICATION SERVICES -- 2.4%
                                      Integrated Telecommunication Services -- 0.7%
        388,000           CCC+/Caa1   Cincinnati Bell, Inc., 8.75%, 3/15/18               $       411,280
        300,000             BB-/Ba2   Frontier Communications Corp., 8.75%, 4/15/22               342,750
        350,000               NR/WR   PAETEC Holding Corp., 9.875%, 12/1/18                       392,000
                                                                                          ---------------
                                                                                          $     1,146,030
---------------------------------------------------------------------------------------------------------
                                      Wireless Telecommunication Services -- 1.7%
        300,000             NR/Caa1   Digicel Group, Ltd., 10.5%, 4/15/18 (144A)          $       324,000
        750,000            CCC/Caa2   NII Capital Corp., 10.0%, 8/15/16                           585,000
        250,000               NR/NR   Unison Ground Lease Funding LLC, 5.78%,
                                      3/15/20 (144A)                                              241,655
      1,115,000              BB/Ba3   Vimpel Communications Via VIP Finance
                                      Ireland, Ltd., OJSC, 9.125%, 4/30/18 (144A)               1,301,762
RUB 14,400,000               BB/Ba3   VimpelCom Holdings BV, 9.0%, 2/13/18 (144A)                 453,183
                                                                                          ---------------
                                                                                          $     2,905,600
                                                                                          ---------------
                                      Total Telecommunication Services                    $     4,051,630
---------------------------------------------------------------------------------------------------------
                                      TRANSPORTATION -- 3.8%
                                      Airlines -- 0.8%
      1,000,000               B-/NR   Gol Finance, 9.25%, 7/20/20 (144A)                  $       892,500
        500,000              BB-/NR   TAM Capital 3, Inc., 8.375%, 6/3/21 (144A)                  515,000
                                                                                          ---------------
                                                                                          $     1,407,500
---------------------------------------------------------------------------------------------------------
                                      Airport Services -- 0.3%
        590,960             CCC+/B3   Aeropuertos Argentina 2000 SA, 10.75%,
                                      12/1/20 (144A)                                      $       585,050
---------------------------------------------------------------------------------------------------------
                                      Highways & Railtracks -- 0.2%
MXN 4,500,000                BBB/NR   Red de Carreteras de Occidente SAPIB de
                                      CV, 9.0%, 6/10/28 (144A)                            $       303,672
---------------------------------------------------------------------------------------------------------
                                      Marine -- 0.6%
        500,000              BB-/NR   Far East Capital, Ltd. SA, 8.0%, 5/2/18 (144A)      $       452,500
        525,000               B+/B3   Navios South American Logistics, Inc. / Navios
                                      Logistics Finance U.S., Inc., 9.25%, 4/15/19                568,313
                                                                                          ---------------
                                                                                          $     1,020,813
---------------------------------------------------------------------------------------------------------
                                      Railroads -- 0.2%
        310,254(f)         CCC/Caa3   Florida East Coast Holdings Corp., 10.5%, 8/1/17    $       322,664
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/13 33

---------------------------------------------------------------------------------------------------------
Principal
Amount                S&P/Moody's
USD ($)               Ratings                                                             Value
---------------------------------------------------------------------------------------------------------
                                      Trucking -- 1.7%
        650,000             BB-/Ba3   Aeropuertos Dominicanos Siglo XXI SA, 9.25%,
                                      11/13/19 (144A)                                     $       643,500
      1,000,000               B-/B2   Jack Cooper Holdings Corp., 9.25%,
                                      6/1/20 (144A)                                             1,070,000
        425,000               B+/B3   Swift Services Holdings, Inc., 10.0%, 11/15/18              476,000
-       550,000               B-/WR   Syncreon Global Ireland, Ltd., 9.5%,
                                      5/1/18 (144A)                                               598,125
                                                                                          ---------------
                                                                                          $     2,787,625
                                                                                          ---------------
                                      Total Transportation                                $     6,427,324
---------------------------------------------------------------------------------------------------------
                                      UTILITIES -- 1.9%
                                      Electric Utilities -- 1.3%
        750,000              CCC/NR   Cia de Energia Electrica en Alta Tension
                                      Transener SA, 9.75%, 8/15/21 (144A)                 $       450,000
        625,000             NR/Caa1   DTEK Finance Plc, 7.875%, 4/4/18 (144A)                     562,500
        419,000             NR/Caa3   Empresa Distrbuidora Y Comercializadora Norte,
                                      9.75%, 10/25/22 (144A)                                      268,160
        460,000(b)           NR/Ba1   Enel S.p.A., 8.75%, 9/24/73 (144A)                          498,318
        225,000            BBB-/Ba1   PNM Resources, Inc., 9.25%, 5/15/15                         250,875
        240,000           CCC-/Caa3   Texas Competitive Electric Holdings Co.,
                                      LLC / TCEH Finance, Inc., 11.5%, 10/1/20 (144A)             171,000
                                                                                          ---------------
                                                                                          $     2,200,853
---------------------------------------------------------------------------------------------------------
                                      Gas Utilities -- 0.6%
      1,135,000             CCC+/B3   Transportadora de Gas del Sur SA, 7.875%,
                                      5/14/17 (144A)                                      $     1,075,413
                                                                                          ---------------
                                      Total Utilities                                     $     3,276,266
---------------------------------------------------------------------------------------------------------
                                      TOTAL CORPORATE BONDS & NOTES
                                      (Cost $164,626,708)                                 $   166,742,405
---------------------------------------------------------------------------------------------------------
                                      CONVERTIBLE BONDS
                                      & NOTES -- 2.7% of Net Assets
                                      DIVERSIFIED FINANCIALS -- 0.1%
                                      Asset Management & Custody Banks -- 0.1%
        120,000              BBB/NR   Apollo Investment Corp., 5.75%, 1/15/16             $       127,050
                                                                                          ---------------
                                      Total Diversified Financials                        $       127,050
---------------------------------------------------------------------------------------------------------
                                      HEALTH CARE EQUIPMENT & SERVICES -- 1.0%
                                      Health Care Equipment & Services -- 0.7%
      1,040,000(e)            B+/NR   Hologic, Inc., 2.0%, 12/15/37                       $     1,220,700
---------------------------------------------------------------------------------------------------------
                                      Health Care Facilities -- 0.3%
        405,000                B/NR   LifePoint Hospitals, Inc., 3.5%, 5/15/14            $       437,653
---------------------------------------------------------------------------------------------------------
                                      Health Care Services -- 0.0%+
         15,000               B+/B2   Omnicare, Inc., 3.25%, 12/15/35                     $        15,947
                                                                                          ---------------
                                      Total Health Care Equipment & Services              $     1,674,300
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/13

---------------------------------------------------------------------------------------------------------
Principal
Amount                S&P/Moody's
USD ($)               Ratings                                                             Value
---------------------------------------------------------------------------------------------------------
                                      MATERIALS -- 1.0%
                                      Diversified Chemicals -- 1.0%
      1,900,000(j)            B+/NR   Hercules, Inc., 6.5%, 6/30/29                       $     1,653,000
---------------------------------------------------------------------------------------------------------
                                      Diversified Metals & Mining -- 0.0%+
        100,000               BB/NR   Vedanta Resources Jersey, Ltd., 5.5%, 7/13/16       $       101,550
                                                                                          ---------------
                                      Total Materials                                     $     1,754,550
---------------------------------------------------------------------------------------------------------
                                      MEDIA -- 0.4%
                                      Movies & Entertainment -- 0.4%
        659,000                B/NR   Live Nation Entertainment, Inc., 2.875%, 7/15/27    $       674,651
                                                                                          ---------------
                                      Total Media                                         $       674,651
---------------------------------------------------------------------------------------------------------
                                      PHARMACEUTICALS, BIOTECHNOLOGY &
                                      LIFE SCIENCES -- 0.1%
                                      Biotechnology -- 0.1%
        250,000               NR/NR   Corsicanto, Ltd., 3.5%, 1/15/32                     $       172,344
                                                                                          ---------------
                                      Total Pharmaceuticals, Biotechnology &
                                      Life Sciences                                       $       172,344
---------------------------------------------------------------------------------------------------------
                                      SEMICONDUCTORS &
                                      SEMICONDUCTOR EQUIPMENT -- 0.1%
                                      Semiconductors -- 0.1%
        250,000               NR/NR   ReneSola, Ltd., 4.125%, 3/15/18 (144A)              $       197,813
                                                                                          ---------------
                                      Total Semiconductors &
                                      Semiconductor Equipment                             $       197,813
---------------------------------------------------------------------------------------------------------
                                      TOTAL CONVERTIBLE BONDS & NOTES
                                      (Cost $3,598,744)                                   $     4,600,708
---------------------------------------------------------------------------------------------------------
                                      SOVEREIGN DEBT
                                      OBLIGATIONS -- 2.6% of Net Assets
                                      Argentina -- 0.2%
        400,000             CCC+/NR   Province of Salta Argentina, 9.5%, 3/16/22 (144A)   $       385,000
---------------------------------------------------------------------------------------------------------
                                      Brazil -- 0.2%
BRL     750,000            BBB/Baa2   Brazilian Government International Bond,
                                      10.25%, 1/10/28                                     $       336,417
---------------------------------------------------------------------------------------------------------
                                      Ghana -- 0.6%
GHS     600,000               NR/NR   Ghana Government Bond, 19.24%, 5/30/16              $       270,609
GHS     300,000               NR/NR   Ghana Government Bond, 21.0%, 10/26/15              $       139,109
GHS     150,000               NR/NR   Ghana Government Bond, 26.0%, 6/5/17                $        78,984
        500,000                B/B1   Republic of Ghana, 7.875%, 8/7/23 (144A)                    496,250
                                                                                          ---------------
                                                                                          $       984,952
---------------------------------------------------------------------------------------------------------
                                      Mexico -- 0.5%
MXN   9,370,000             A-/Baa1   Mexican Bonos, 7.5%, 6/3/27                         $        41,951
MXN   9,370,000             A-/Baa1   Mexican Bonos, 7.75%, 11/13/42                              714,005

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/13 35

---------------------------------------------------------------------------------------------------------
Principal
Amount                S&P/Moody's
USD ($)               Ratings                                                             Value
---------------------------------------------------------------------------------------------------------
                                      Mexico -- (continued)
MXN     299,351             A-/Baa1   Mexican Udibonos, 3.5%, 12/14/17                    $        25,167
                                                                                          ---------------
                                                                                          $       781,123
---------------------------------------------------------------------------------------------------------
                                      Nigeria -- 0.6%
NGN  79,000,000               NR/NR   Nigeria Government Bond, 16.0%, 6/29/19             $       569,815
NGN  57,000,000(i)            NR/NR   Nigeria Treasury Bill, 0.0%, 2/6/14                         347,522
NGN  28,000,000(i)            NR/NR   Nigeria Treasury Bill, 0.0%, 4/10/14                        167,240
                                                                                          ---------------
                                                                                          $     1,084,577
---------------------------------------------------------------------------------------------------------
                                      Ukraine -- 0.5%
        100,000              B/Caa1   Ukraine Government International Bond,
                                      6.75%, 11/14/17 (144A)                              $        89,500
        800,000              B/Caa1   Ukraine Government International Bond,
                                      9.25%, 7/24/17 (144A)                                       765,000
                                                                                          ---------------
                                                                                          $       854,500
---------------------------------------------------------------------------------------------------------
                                      TOTAL SOVEREIGN DEBT OBLIGATIONS
                                      (Cost $4,628,550)                                   $     4,426,569
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Shares
---------------------------------------------------------------------------------------------------------
                                      COMMON STOCKS -- 0.7% of Net Assets
                                      DIVERSIFIED FINANCIALS -- 0.0%+
                                      Other Diversified Financial Services -- 0.0%+
            731(k)                    BTA Bank JSC (G.D.R.) (144A)                        $           593
                                                                                          ---------------
                                      Total Diversified Financials                        $           593
---------------------------------------------------------------------------------------------------------
                                      SOFTWARE & SERVICES -- 0.0%+
                                      Systems Software -- 0.0%+
          2,114(g)(k)                 Perseus Holding Corp.                               $         5,285
                                                                                          ---------------
                                      Total Software & Services                           $         5,285
---------------------------------------------------------------------------------------------------------
                                      TRANSPORTATION -- 0.7%
                                      Air Freight & Logistics -- 0.5%
-           943(k)                    CEVA Holdings LLC                                   $       872,562
---------------------------------------------------------------------------------------------------------
                                      Marine -- 0.2%
        247,509(g)(k)                 Horizon Lines, Inc., Class A                        $       314,336
                                                                                          ---------------
                                      Total Transportation                                $     1,186,898
---------------------------------------------------------------------------------------------------------
                                      TOTAL COMMON STOCKS
                                      (Cost $1,555,677)                                   $     1,192,776
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/13

---------------------------------------------------------------------------------------------------------
                      S&P/Moody's
Shares                Ratings                                                             Value
---------------------------------------------------------------------------------------------------------
                                      CONVERTIBLE PREFERRED STOCK --
                                      0.3% of Net Assets
                                      DIVERSIFIED FINANCIALS -- 0.3%
                                      Other Diversified Financial Services -- 0.3%
            470(d)                    Bank of America Corp., 7.25%                        $       506,425
                                                                                          ---------------
                                      Total Diversified Financials                        $       506,425
---------------------------------------------------------------------------------------------------------
                                      TOTAL CONVERTIBLE PREFERRED STOCK
                                      (Cost $382,900)                                     $       506,425
---------------------------------------------------------------------------------------------------------
                                      PREFERRED STOCKS -- 4.2% of Net Assets
                                      BANKS -- 0.3%
                                      Diversified Banks -- 0.3%
            500(b)(d)                 AgStar Financial Services ACA, 6.75% (144A)         $       499,500
                                                                                          ---------------
                                      Total Banks                                         $       499,500
---------------------------------------------------------------------------------------------------------
                                      DIVERSIFIED FINANCIALS -- 0.6%
                                      Other Diversified Financial Services -- 0.6%
         40,675(b)                    GMAC Capital Trust I, 8.125%                        $     1,092,530
                                                                                          ---------------
                                      Total Diversified Financials                        $     1,092,530
---------------------------------------------------------------------------------------------------------
                                      INSURANCE -- 3.2%
                                      Reinsurance -- 3.2%
      2,000,000(k)                    Altair Re                                           $     2,092,000
         15,000(k)                    Lorenz Re, Ltd.                                           1,662,900
      1,500,000(k)                    Pangaea Re                                                1,583,700
                                                                                          ---------------
                                                                                          $     5,338,600
                                                                                          ---------------
                                      Total Insurance                                     $     5,338,600
---------------------------------------------------------------------------------------------------------
                                      SOFTWARE & SERVICES -- 0.1%
                                      Data Processing & Outsourced
                                      Services -- 0.1%
          1,110(g)(k)                 Perseus Holding Corp., 14.0% (144A)                 $        91,020
                                                                                          ---------------
                                      Total Software & Services                           $        91,020
---------------------------------------------------------------------------------------------------------
                                      TOTAL PREFERRED STOCKS
                                      (Cost $6,433,996)                                   $     7,021,650
---------------------------------------------------------------------------------------------------------
                                      RIGHT/WARRANT -- 0.0%+ of Net Assets
                                      AUTOMOBILES & COMPONENTS -- 0.0%+
                                      Auto Parts & Equipment -- 0.0%+
             86(k)                    Lear Corp., Expires 11/9/14                         $        13,334
                                                                                          ---------------
                                      Total Automobiles & Components                      $        13,334
---------------------------------------------------------------------------------------------------------
                                      TOTAL RIGHT/WARRANT
                                      (Cost $4,645)                                       $        13,334
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/13 37

----------------------------------------------------------------------------------------------------------
Principal
Amount                S&P/Moody's
USD ($)               Ratings                                                             Value
----------------------------------------------------------------------------------------------------------
                                      TEMPORARY CASH INVESTMENTS --
                                      1.3% -- of Net Assets
                                      REPURCHASE AGREEMENT: 1.3%
      2,140,000                       Bank of Nova Scotia, 0.1%, dated 11/1/13,
                                      repurchase price of $2,140,000 plus accrued
                                      interest on 11/1/13 collateralized by the
                                      following: $1,993,872 Federal National
                                      Mortgage Association, 4.0%, 3/1/42-10/1/43
                                      and $188,934 Freddie Mac Giant, 3.5%,
                                      8/1/26-10/1/26.                                     $     2,140,000
----------------------------------------------------------------------------------------------------------
                                      TOTAL TEMPORARY CASH INVESTMENTS
                                      (Cost $2,140,000)                                   $     2,140,000
----------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS IN SECURITIES -- 138.8%
                                      (Cost -- $231,203,004) (l)                              234,056,910
----------------------------------------------------------------------------------------------------------
                                      OTHER ASSETS AND LIABILITIES -- (38.8)%             $   (65,403,329)
----------------------------------------------------------------------------------------------------------
                                      NET ASSETS APPLICABLE TO
                                      COMMON SHAREOWNERS -- 100.0%                        $   168,653,581
==========================================================================================================

+         Amount rounds to less than 0.1%.

NR        Security not rated by S&P or Moody's.

WR        Rating withdrawn by either S&P or Moody's.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2013, the value of these securities amounted to $124,996,345, or 74.1% of total net assets applicable to common shareowners.

* Senior secured floating rate loan interests in which the Trust invests generally pay interest at rates that are periodically redetermined by reference to a base lending plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at October 31, 2013.

(a) Floating rate note. The rate shown is the coupon rate at October 31, 2013.

(b) The interest rate is subject to change periodically. The interest is shown is the rate at October 31, 2013.

(c)       Security is in default and is non income producing.

(d)       Security is perpetual in nature and has no stated maturity date.

(e) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at October 31, 2013.

(f) Payment in Kind (PIK) security which may pay interest in the form of additional principal amount.

The accompanying notes are an integral part of these financial statements.

38 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/13

(g) Indicates a security that has been deemed illiquid. As of October 31, 2013 the aggregate cost of illiquid securities in the Trust's portfolio was $5,155,425. As of that date, the aggregate value of illiquid securities in the Trust's portfolio of $4,836,717 represented 2.9% of total net assets applicable to common shareowners.

(h) Security is valued using fair value methods (other than prices supplied by independent pricing services). See Notes to Financial Statements -- Note 1A.

(i) Security issued with a zero coupon. Income is recognized through accretion of discount.

(j)       Security is priced as a unit.

(k)       Non-income producing.

(l) At October 31, 2013, the net unrealized appreciation on investments based on cost for federal tax purposes of $233,307,427 was as follows:

            Aggregate gross unrealized appreciation for all investments in
                 which there is an excess of value over tax cost                          $    10,282,601

            Aggregate gross unrealized depreciation for all investments in
                 which there is an excess of tax cost over value                               (9,533,118)
                                                                                          ----------------
            Net unrealized appreciation                                                   $       749,483
                                                                                          ================

For financial reporting purposes net unrealized appreciation on investments was $2,853,906 and cost of investments aggregated $231,203,004.

(m) Distributions of Investments by country of issue, as a percentage of total investments in securities, is as follows:

            United States                                                  59.9%
            Cayman Islands                                                 11.0
            Luxembourg                                                      4.1
            Ireland                                                         3.6
            Bermuda                                                         3.6
            Argentina                                                       2.0
            United Kingdom                                                  1.9
            Netherlands                                                     1.8
            Canada                                                          1.8
            Mexico                                                          1.6
            Brazil                                                          1.2
            Other (individually less than 1%)                               7.5
                                                                          ------
                                                                          100.0%
                                                                          ======

Purchases and sales of securities (excluding temporary cash investments) for the six months ended October 31, 2013 aggregated $38,280,959 and $39,896,130, respectively.

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/13 39

Glossary of Terms:
(G.D.R.) Global Depositary Receipt

Principal amounts are denominated in U.S. dollars unless otherwise noted.

BRL   --  Brazilian Real

CAD   --  Canadian Dollar

EUR   --  Euro

GBP   --  Great British Pound

GHS   --  Ghanaian Cedis

MXN   --  Mexican Peso

NGN   --  Nigeria Naira

RUB   --  Russian Rubles

Various inputs are used in determining the value of the Trust's investments. These inputs are summarized in the three broad levels below.

    Level 1 -- quoted prices in active markets for identical securities.

    Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds credit risks, etc.). See Notes to Financial Statements -- Note 1A.

    Level 3 -- significant unobservable inputs (including the Trust's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans are categorized as Level 2, and securities valued using fair value methods (other than prices supplied by independent pricing services) as level 3. See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

40 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/13

The following is a summary of the inputs used as of October 31, 2013, in valuing the Trust's investments.

----------------------------------------------------------------------------------------------
                                     Level 1       Level 2         Level 3       Total
----------------------------------------------------------------------------------------------
Asset Backed Securities                      --       2,336,860             --      2,336,860
Collateralized Mortgage Obligations          --       3,314,432             --      3,314,432
Commercial Mortgage-Backed
 Securities                                  --         527,359             --        527,359
Senior Secured Floating Rate
 Loan Interests                              --      41,234,392             --     41,234,392
Corporate Bonds & Notes
 Reinsurance                                 --      35,007,602      2,963,550     37,971,152
 Property & Casualty Insurance               --          82,336      3,421,927      3,504,263
 All Other                                   --     125,266,990             --    125,266,990
Convertible Bonds & Notes                    --       4,600,708             --      4,600,708
Sovereign Debt Obligations                   --       4,426,569             --      4,426,569
Common Stocks
 Air Freight & Logistics                     --         872,562             --        872,562
 Systems Software                            --           5,285             --          5,285
 All Other                              314,929              --             --        314,929
Convertible Preferred Stock:            506,425              --             --        506,425
Preferred Stocks
 Reinsurance                                 --              --      5,338,600      5,338,600
 Data Processing &
   Outsourced Services                       --          91,020             --         91,020
 All Other                            1,592,030              --             --      1,592,030
Right/Warrant                            13,334              --             --         13,334
Temporary Cash Investments
 Repurchase Agreement                        --       2,140,000             --      2,140,000
----------------------------------------------------------------------------------------------
Total Investments in Securities      $2,426,718    $219,906,115    $11,724,077   $234,056,910
==============================================================================================
Other Financial Instruments
 Forward Foreign Currency
   Contracts                         $       --    $   (111,516)   $        --   $   (111,516)
----------------------------------------------------------------------------------------------
Total Other Financial Instruments    $       --    $   (111,516)   $        --   $   (111,516)
==============================================================================================

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/13 41

The following is a reconciliation of assets valued using significant unobservable inputs (level 3):

-------------------------------------------------------------------------------------------------------------------------------
                                           Change in
                    Balance     Realized   Unrealized                            Accrued     Transfers  Transfers  Balance
                    as of       gain       appreciation                          discounts/  in to      out of as  of
                    4/30/13     (loss)(1)  (depreciation)(2)  Purchases   Sales  premiums    Level 3*   Level 3*   10/31/13
-------------------------------------------------------------------------------------------------------------------------------
Corporate Bonds
& Notes
   Property &
      Casualty
      Insurance     $3,754,107  $ --       $(332,179)         $       --  $ --   $ --        $ --       $ --       $ 3,421,927
   Reinsurance       2,588,700    --         374,850                  --    --     --          --         --         2,963,550
Preferred Stocks
   Reinsurance**     3,509,600    --         329,000           1,500,000    --     --          --         --         5,338,600
-------------------------------------------------------------------------------------------------------------------------------
Total               $9,852,407  $ --       $ 371,671          $1,500,000  $ --   $ --        $ --       $ --       $11,724,077
===============================================================================================================================

*   Transfers are calculated on the beginning of period value.

**  Lorenz Re was a common stock at 4/30/13.

(1) Realized gain (loss) on these securities is included in the realized gain
    (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments in the Statement of Operations.

Net change in unrealized appreciation of Level 3 investments still held and considered Level 3 at 10/31/13: $371,671.

The following table presents additional information about valuation techniques and inputs used for investments that were measured at fair value and categorized as Level 3 at October 31, 2013:

                                              Fair Value        Valuation       Unobservable        Value/
                                              4/30/13         Technique(s)         Input            Range
===============================================================================================================
 Corporate Bonds & Notes                      $2,963,550   Third Party Vendor      Broker       $113.49-126.12
                                                                                   Quote           per bond
---------------------------------------------------------------------------------------------------------------
 Corporate Bonds & Notes**                    $3,421,927         Market         Yield premium       1.05%
                                                             Comparables
---------------------------------------------------------------------------------------------------------------
 Preferred Stocks                             $5,338,600   Third Party Vendor      Broker       $1.046-110.86
                                                                                   Quote           per share
---------------------------------------------------------------------------------------------------------------

** Fixed Income Trust Series: The significant unobservable input used in the fair value measurement of corporate bonds and notes is yield premium. Significant increases (decreases) in this input could result in a significantly higher (lower) fair value measurement.

The accompanying notes are an integral part of these financial statements.

42 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/13

Statement of Assets and Liabilities | 10/31/13 (unaudited)

ASSETS:
  Investments in securities, at value (cost $231,203,004)            $234,056,910
  Cash                                                                    112,680
  Foreign currencies, at value(cost $539,231)                             537,651
  Receivables --
     Investment securities sold                                           772,051
     Interest receivable                                                3,895,378
     Reinvestment of distributions                                         54,932
  Prepaid expenses                                                         61,575
----------------------------------------------------------------------------------
        Total assets                                                 $239,491,177
----------------------------------------------------------------------------------
LIABILITIES:
  Payables --
     Notes payable                                                   $ 69,000,000
     Investment securities purchased                                    1,385,490
  Due to affiliates                                                       170,387
  Administration fee payable                                               54,828
  Net unrealized depreciation on forward foreign currency contracts       111,516
  Accrued expenses                                                        115,375
----------------------------------------------------------------------------------
         Total liabilities                                           $ 70,837,596
----------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
  Paid-in capital                                                    $194,038,775
  Undistributed net investment income                                   1,283,844
  Accumulated net realized loss on investments and foreign
     currency transactions                                            (29,413,909)
  Net unrealized appreciation on investments                            2,853,906
  Net unrealized depreciation on forward foreign currency
     contracts and other assets and liabilities denominated
     in foreign currencies                                               (109,035)
----------------------------------------------------------------------------------
         Net assets applicable to common shareowners                 $168,653,581
----------------------------------------------------------------------------------
NET ASSET VALUE PER COMMON SHARE:
No par value (unlimited number of shares authorized)
  Based on $168,653,581/8,302,343 common shares                      $      20.31
==================================================================================

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/13 43

Statement of Operations (unaudited)

For the Six Months Ended 10/31/13

INVESTMENT INCOME:
  Interest                                                  $  9,677,405
  Dividends                                                       68,486
  Facility and other fees                                        114,157
----------------------------------------------------------------------------------------
     Total Investment income                                               $  9,860,048
----------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                           $  1,011,252
  Administrative reimbursements                                   55,328
  Transfer agent fees and expenses                                 2,468
  Shareowner communication expense                                 4,450
  Custodian fees                                                  21,552
  Registration fees                                                1,153
  Professional fees                                               29,104
  Printing expenses                                                9,786
  Trustees' fees                                                   3,312
  Pricing fees                                                    13,480
  Miscellaneous                                                   32,829
----------------------------------------------------------------------------------------
     Net operating expenses                                                $  1,184,714
----------------------------------------------------------------------------------------
         Interest expense                                                  $    384,511
----------------------------------------------------------------------------------------
     Net operating expenses and interest expense                           $  1,569,225
----------------------------------------------------------------------------------------
         Net investment income                                             $  8,290,823
----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized loss on:
     Investments                                            $ (1,771,890)
     Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies      (207,481)  $ (1,979,371)
----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                            $ (1,571,467)
     Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies        (1,375)  $ (1,572,842)
----------------------------------------------------------------------------------------
  Net loss on investments                                                  $ (3,552,213)
----------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                     $  4,738,610
========================================================================================

The accompanying notes are an integral part of these financial statements.

44 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/13

Statements of Changes in Net Assets

----------------------------------------------------------------------------------------
                                                           Six Months
                                                           Ended
                                                           10/31/13       Year Ended
                                                           (unaudited)    4/30/13
----------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                      $  8,290,823   $  18,526,936
Net realized gain (loss) on investments and foreign
  currency transactions                                      (1,979,371)        334,053
Change in unrealized appreciation (depreciation) on
  investments and foreign currency transactions              (1,572,842)      7,932,614
----------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations  $  4,738,610   $  26,793,603
----------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREOWNERS:
Net investment income ($0.96 and $2.04 per
  share, respectively)                                     $ (7,963,782)  $ (16,884,599)
----------------------------------------------------------------------------------------
     Total distributions to common shareowners             $ (7,963,782)  $ (16,884,599)
----------------------------------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
Reinvestment of distributions                              $    232,667   $     591,527
----------------------------------------------------------------------------------------
     Net increase in net assets from Trust
         share transactions                                $    232,667   $     591,527
----------------------------------------------------------------------------------------
     Net increase (decrease) in net assets                 $ (2,992,505)  $  10,500,531
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
Beginning of period                                         171,646,086     161,145,555
----------------------------------------------------------------------------------------
End of period                                              $168,653,581   $ 171,646,086
----------------------------------------------------------------------------------------
Undistributed net investment income                        $  1,283,844   $     956,803
========================================================================================

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/13 45

Statement of Cash Flows (unaudited)

For the Six Months Ended October 31, 2013

Cash Flows From Operating Activities
   Net increase in net assets resulting from operations                        $    4,738,610
----------------------------------------------------------------------------------------------
Adjustments to reconcile Net Increase in net assets resulting from operations to Net Cash and Foreign Currency provided by Operating Activities
   Purchase of investments securities                                          $ (313,485,480)
   Proceeds from disposition of investment securities                             316,049,163
   Net accretion and amortization of discount/premium on corporate
      debt obligations and short term investments                                    (638,361)
   Decrease in receivable for investments sold                                        837,708
   Decrease in Interest and foreign tax reclaim receivable                            173,529
   Increase in prepaid expenses                                                       (61,564)
   Increase in other assets                                                            69,159
   Decrease in accrued interest payable                                                (3,700)
   Decrease in payable for investments purchased                                   (2,140,526)
   Increase in due to affiliates                                                      (13,820)
   Increase in administrative fee payable                                              (4,593)
   Decrease in accrued expenses                                                       (19,754)
   Decrease in due to custodian                                                    (1,380,263)
   Increase in reinvestment of distributions                                          (11,339)
   Change in unrealized depreciation of investments                                 1,571,467
   Change in unrealized depreciation of foreign currency transactions                   1,375
   Net realized loss from investments                                               1,771,890
   Net realized loss of foreign currency contracts and other foreign
      denominated currencies                                                          207,481
----------------------------------------------------------------------------------------------
      Net cash and foreign currency provided by operating activities           $    7,660,982
----------------------------------------------------------------------------------------------
Cash flows Used Financing Activities:
   Reinvestment of distributions                                               $      232,667
   Cash dividends paid to common shareholders                                      (7,963,782)
----------------------------------------------------------------------------------------------
      Net cash flow used in financing activities                               $   (7,731,115)
----------------------------------------------------------------------------------------------
Cash and Foreign Currency
   Beginning of the period                                                     $      720,464
----------------------------------------------------------------------------------------------
   End of period                                                               $      650,331
==============================================================================================
Cash Flow Information
   Cash paid for interest                                                      $      446,861
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

46 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/13

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                           Six Months             Year           Year
                                                           Ended        Year      Ended          Ended          Year      Year
                                                           10/31/13     Ended     4/30/12        4/30/11        Ended     Ended
                                                           (unaudited)  4/30/13   (Consolidated) (Consolidated) 4/30/10   4/30/09
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period                       $  20.70     $  19.51  $  21.01       $  20.17       $  13.94  $ 22.02
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:(a)
   Net investment income                                   $   1.00     $   2.24  $   2.10       $   2.03       $   1.76  $  2.10
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                       (0.43)        0.99     (1.64)          0.73           6.48    (7.67)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations         $   0.57     $   3.23  $   0.46       $   2.76       $   8.24  $ (5.57)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to common shareowners from:
   Net investment income                                      (0.96)       (2.04)    (1.96)         (1.92)         (1.69)   (2.47)
   Tax return of capital                                         --           --        --             --          (0.32)   (0.04)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $  (0.39)    $   1.19  $  (1.50)      $   0.84       $   6.23  $ (8.08)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period(b)                          $  20.31     $  20.70  $  19.51       $  21.01       $  20.17  $ 13.94
------------------------------------------------------------------------------------------------------------------------------------
Market value, end of period(b)                             $  21.43     $  21.82  $  20.13       $  21.95       $  20.46  $ 13.23
====================================================================================================================================
Total return at market value(c)                                2.91%       19.98%     1.35%         17.95%         73.25%  (23.11)%
Ratios to average net assets
   Net operating expenses                                      1.41%(d)     1.49%     1.48%          1.62%          1.39%    1.38%
   Interest expense                                            0.45%(d)     0.48%     0.56%          0.58%          0.83%    1.14%
   Total expenses                                              1.86%(d)     1.97%     2.04%          2.20%          2.22%    2.52%
   Net investment income                                       9.85%(d)    11.26%    10.75%         10.02%          9.84%   12.27%
Portfolio turnover                                               17%          34%       24%            30%            24%      25%
Net assets, end of period (in thousands)                   $168,654     $171,646  $161,146       $172,881       $165,281  $   114

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/13 47

------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months            Year            Year
                                                             Ended        Year     Ended           Ended           Year     Year
                                                             10/31/13     Ended    4/30/12         4/30/11         Ended    Ended
                                                             (unaudited)  4/30/13  (Consolidated)  (Consolidated)  4/30/10  4/30/09
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets before waivers and
  reimbursements of expenses
  Net operating expenses                                     1.41%(d)      1.49%    1.48%           1.64%          1.61%     1.68%
  Interest expense                                           0.45%(d)      0.48%    0.56%           0.58%          0.83%     1.14%
  Net expenses                                               1.86%(d)      1.97%    2.04%           2.22%          2.44%     2.82%
  Net investment income                                      9.85%(d)     11.26%   10.75%          10.00%          9.62%    11.97%
====================================================================================================================================

(a) The per common share data presented above is based upon the average common shares outstanding for the periods presented.

(b) Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday.

(c) Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.

(d) Annualized.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

The accompanying notes are an integral part of these financial statements.

48 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/13

Notes to Financial Statements | 10/31/13 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Diversified High Income Trust (the Trust) was organized as a Delaware statutory trust on January 30, 2007. Prior to commencing operations on May 30, 2007, the Trust had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The investment objective of the Trust is to provide a high level of current income and the Trust may, as a secondary objective, also seek capital appreciation to the extent that it is consistent with its investment objective.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting year. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. Investments in loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited. Fixed-income securities with remaining maturities of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/13 49 fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such funds' net asset value.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Trust's shares are determined as of such times.

    Securities or loan interests for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees . The Valuation Committee is comprised of certain members of the Board of Trustees. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Trust may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Trust's securities may differ significantly from exchange prices and such difference could be material. Pioneer Investment Management, Inc.,
    (PIM), the Trust's investment adviser, is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

    At October 31, 2013, one security was valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services), representing 2.0% of net assets.

    Discounts and premiums on debt securities are accreted or amortized, respectively, daily, into interest income on an effective yield to maturity basis with a corresponding increase or decrease in the cost basis of the security. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. Interest income, including interest on income bearing cash accounts, is recorded on an accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend data in the exercise of reasonable diligence.

50 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/13

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Foreign Currency Translation

    The books and records of the Trust are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

C.  Forward Foreign Currency Contracts

    The Trust may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Trust's financial statements. The Trust records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

D.  Federal Income Taxes

    It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of October 31, 2013, the Trust did not accrue any interest and penalties with respect to uncertain tax positions, which if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/13 51 differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

    The tax character of current year distributions payable to common and preferred shareowners will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended April 30, 2013 was as follows:

    ----------------------------------------------------------------------------
                                                                            2013
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                                                  $16,884,599
    ----------------------------------------------------------------------------
         Total                                                       $16,884,599
    ============================================================================

    The following shows the components of distributable earnings (losses) on a federal income tax basis at April 30, 2013:

    ----------------------------------------------------------------------------
                                                                          2013
    ----------------------------------------------------------------------------
    Distributable earnings:
    Undistributed ordinary income                                $   2,655,775
    Capital loss carryforward                                      (27,137,926)
    Unrealized appreciation                                          2,322,129
    ----------------------------------------------------------------------------
         Total                                                   $ (22,160,022)
    ============================================================================

    The difference between book-basis and tax-basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the book/tax difference in the accrual of income on securities in default, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and other temporary book/tax differences.

E.  Risks

    Information regarding the Trust's principal risks is contained in the Trust's original offering prospectus, with additional information included in the Trust's shareowner reports issued from time to time. Please refer to those documents when considering the Trust's principal risks. At times, the Trust's investments may represent industries or industry sectors that are interrelated or have common risks, making the Trust more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

    The Trust invests in below investment grade (high yield) debt securities, floating rate loans and event-linked bonds sometimes referred to as "catastrophe" bonds or "insurance-linked" bonds. The Trust may invest in

52 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/13 securities and other obligations of any credit quality, including those that are rated below investment grade, or are unrated but are determined by the investment adviser to be of equivalent credit quality. Below investment grade securities are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. Below investment grade securities, including floating rate loans, involve greater risk of loss, are subject to greater price volatility, and are less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities. The Trust may invest in securities of issuers that are in default or that are in bankruptcy. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended settlement periods .Additionally, the Trust may invest in "event-linked" bonds, which sometimes are referred to as "insurance-linked" or "catastrophe" bonds. The return of principal and the payment of interest on event-linked bonds are contingent on the nonoccurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. In addition to the specified trigger events, event-linked bonds may expose the Trust to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

    The Trust's investments in certain foreign markets or countries with limited The Trust's investments in certain foreign markets or countries with limited developing markets may subject the Trust to a greater degree of risk than would investments in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.

F.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Trust, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian or a sub-custodian of the Trust. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

G.  Automatic Dividend Reinvestment Plan

    All common shareowners whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the
    Plan), under which participants receive all dividends and capital gain

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/13 53 distributions (collectively, dividends) in full and fractional common shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the Plan Agent), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

    If a shareowner's shares are held in the name of a brokerage firm, bank or other nominee, the shareowner can ask the firm or nominee to participate in the Plan on the shareowner's behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the shareowner of record. A firm or nominee may reinvest a shareowner's cash dividends in common shares of the Trust on terms that differ from the terms of the Plan.

    Whenever the Trust declares a dividend on common shares payable in cash, participants in the Plan will receive the equivalent in common shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized common shares from the Trust or (ii) by purchase of outstanding common shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per common share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued common shares. The number of newly issued common shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per common share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in common shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued common shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.

54 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/13

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), manages the Trust's portfolio. Management fees payable under the Trust's Advisory Agreement with PIM are calculated daily at the annual rate of 0.85% of the Trust's average daily managed assets. "Managed assets" means (a) the total assets of the Trust, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or
(iii) any other means. For the period ended October 31, 2013, the net management fee was 0.85% of the Trust's average daily managed assets, which was equivalent to 1.20 % of the Trust's average daily net assets.

In addition, under PIM's management and administration agreements, certain other services and costs are paid by PIM and reimbursed by the Trust. At October 31, 2013 $225,215 was payable to PIM related to management costs, administrative costs and certain other reimbursements and is included in "Due to affiliates" and "Administration fee" on the Statement of Assets and Liabilities.

3. Transfer Agents

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, through a sub-transfer agency agreement with American Stock Transfer & Trust Company, provides substantially all transfer agent and shareowner services related to the Trust at negotiated rates.

In addition, the Trust reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareowner communications activities such as proxy and statement mailings and outgoing phone calls.

4. Expense Offset Arrangement

The Trust has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Trust's custodian expenses. For the six months ended October 31, 2013, the Trust expenses were not reduced under such arrangement.

5. Forward Foreign Currency Contracts

At October 31, 2013, the Trust had entered into various forward foreign currency contracts that obligate the Trust to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/13 55 settlement date of a forward foreign currency contract, the Trust may close out such contract by entering into an offsetting contract. The average value of contracts open during the six months ended October 31, 2013 was $8,387,958.

As of October 31, 2013, outstanding forward foreign currency contracts were as follows:

--------------------------------------------------------------------------------------------
                                                                             Net
                     Contracts     In                                        Unrealized
                     to Receive/   Exchange      Settlement                  Appreciation/
Currency             (Deliver)     For USD       Date         Value          (Depreciation)
--------------------------------------------------------------------------------------------
EUR
(European Dollar)     (450,000)      (595,143)   11/06/13     $  (611,486)   $ (16,343)
EUR
(European Dollar)   (3,540,000)    (4,772,554)   11/06/13      (4,810,358)     (37,804)
EUR
(European Dollar)     (800,000)    (1,104,432)   4/24/14       (1,087,412)      17,021
EUR
(European Dollar)   (1,000,000)    (1,306,588)   4/25/14       (1,359,268)     (52,680)
GBP
(Pound Sterling)      (460,000)      (710,338)   11/15/13        (738,191)     (27,853)
NGN
(Nigerian Naira)    28,000,000        167,174    12/05/13         174,138        6,964
PHP
(Philippine Peso)   25,000,000        579,777    12/27/13         578,956         (821)
--------------------------------------------------------------------------------------------
  Total                                                                      $(111,516)
============================================================================================

6. Assets and Liabilities Offsetting

Financial instruments subject to an enforceable master netting agreement have been offset on the Statements of Assets and Liabilities. The following charts show gross assets and liabilities as of October 31, 2013.

Assets:

------------------------------------------------------------------------------------------------
                           Gross                                 Gross Amounts
                           Amounts         Net                  Not Offset in the
                           Offset          Amounts of            Statement of
                           in the          Assets            Assets and Liabilities
              Gross        Statement       Presented       --------------------------
              Amounts of   of              In the                          Cash
              Recognized   Assets and      Assets and      Financial       Collateral  Net
Description   Assets       Liabilities     Liabilities     Instruments     Received    Amount
------------------------------------------------------------------------------------------------
Forward
Foreign
Currency
Contracts     $   23,985   $     (23,985)  $           --  $         --    $ --        $      --
------------------------------------------------------------------------------------------------
Repurchase
agreements    $2,140,000   $          --   $    2,140,000  $ (2,140,000)*  $ --        $      --
------------------------------------------------------------------------------------------------
              $2,163,985   $     (23,985)  $    2,140,000  $ (2,140,000)*  $ --        $      --
------------------------------------------------------------------------------------------------

* The actual collateral pledged is more than the amount reported due to over-collateralization.

56 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/13

Liabilities:

------------------------------------------------------------------------------------------------
                           Gross                                 Gross Amounts
                           Amounts         Net                  Not Offset in the
                           Offset          Amounts of            Statement of
                           in the          Assets            Assets and Liabilities
              Gross        Statement       Presented       --------------------------
              Amounts of   of              In the                          Cash
              Recognized   Assets and      Assets and      Financial       Collateral  Net
Description   Assets       Liabilities     Liabilities     Instruments     Received    Amount
------------------------------------------------------------------------------------------------

Forward
Foreign
Currency
Contracts     $135,501     $ (23,985)      $111,516        $       --      $ --        $111,516
------------------------------------------------------------------------------------------------
Repurchase
agreements    $     --     $      --       $     --        $       --      $ --        $     --
------------------------------------------------------------------------------------------------
              $135,501     $ (23,985)      $111,516        $       --      $ --        $111,516
------------------------------------------------------------------------------------------------

7. Loan Agreement

Effective February 1, 2013, the Trust extended the maturity of its existing Revolving Credit Facility (the Credit Agreement) with the Bank of Nova Scotia; the amount of the facility remains at $75 million.

At October 31, 2013, the Trust had a borrowing outstanding under the Credit Agreement totaling $69,000,000. The interest rate charged at October 31, 2013 was 1.078%. During the six months ended October 31, 2013, the average daily balance was $69,000,000 at a weighted average interest rate of 1.089%. With respect to the loan, interest expense of $384,511 is included in the Statement of Operations.

The Trust is required to maintain 300% asset coverage with respect to amounts outstanding under the Credit Agreement. Asset coverage is calculated by subtracting the Trust's total liabilities, not including any bank loans and senior securities, from the Trust's total assets and dividing such amount by the principal amount of the borrowings outstanding. As of the date indicated below, the Trust's debt outstanding and asset coverage were as follows:

--------------------------------------------------------------------------------
                                Total Amount                     Asset coverage
                                of Debt                          Per $1,000 of
Date                            Outstanding                      Indebtedness
--------------------------------------------------------------------------------
October 31, 2013                $69,000,000                      $3,444
================================================================================

8. Unfunded Loan Commitments

As of October 31, 2013, the Trust had no unfunded loan commitments. The Trust had the following partially funded loan commitment outstanding as of October 31, 2013:

--------------------------------------------------------------------------------
                                                                   Unrealized
Borrower                        Par         Cost        Value      Appreciation
--------------------------------------------------------------------------------
Rural / Metro Corp.             $294,319    $215,763    $217,791   $2,028
--------------------------------------------------------------------------------

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/13 57

9. Trust Shares

There are an unlimited number of common shares of beneficial interest authorized.

Transactions in common shares of beneficial interest for the periods ended October 31, 2013 and April 30, 2013 were as follows:

--------------------------------------------------------------------------------
                                                       10/31/13          4/30/13
--------------------------------------------------------------------------------
Shares outstanding at beginning of period             8,290,790        8,261,236
Reinvestment of distributions                            11,553           29,554
--------------------------------------------------------------------------------
Shares outstanding at end of period                   8,302,343        8,290,790
================================================================================

10. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of October 31, 2013 were as follows:

----------------------------------------------------------------------------------
Derivatives Not
Accounted for as         Asset Derivatives 2013     Liabilities Derivatives 2013
Hedging Instruments      ------------------------   ------------------------------
Under Accounting         Statement of Assets        Statement of Assets
Standards Codification   and Liabilities            and Liabilities
(ASC) 815                Location           Value   Location             Value
----------------------------------------------------------------------------------
Forward Foreign          Net unrealized     $ --    Net unrealized       $111,516
Currency Contracts       appreciation on            depreciation on
                         forward foreign            forward foreign
                         currency contracts         currency contracts
----------------------------------------------------------------------------------
    Total                                   $ --                         $111,516
----------------------------------------------------------------------------------

The effect of derivative instruments on the Statement of Operations for the six months ended October 31, 2013 was as follows:

-------------------------------------------------------------------------------------------------
                                                                                 Change in
Derivatives Not                                                Realized          Unrealized
Accounted for as                                               Gain or           Appreciation or
Hedging Instruments                                            (Loss) on         (Depreciation)
Under Accounting           Location of Gain or (Loss)          Derivatives       on Derivatives
Standards Codification     on Derivatives Recognized           Recognized        Recognized
(ASC) 815                  in Income                           in Income         in Income
-------------------------------------------------------------------------------------------------
Forward Foreign            Net realized gain (loss) on         $(199,072)
Currency contracts         forward foreign currency
                           contracts and other assets
                           and liabilities denominated
                           in foreign currencies
-------------------------------------------------------------------------------------------------
Forward Foreign            Change in net unrealized                              $(5,471)
Currency Contracts         appreciation (depreciation) on
                           forward foreign currency
                           contracts and other assets
                           and liabilities denominated in
                           foreign currencies
-------------------------------------------------------------------------------------------------

58 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/13

11. Subsequent Events

The Board of Trustees of the Trust declared on November 5, 2013 a dividend from undistributed net investment income of $0.16 per common share payable November 29, 2013, to shareowners of record on November 18, 2013.

ADDITIONAL INFORMATION (unaudited)

During the period, there have been no material changes in the Trust's investment objective or fundamental policies that have not been approved by the shareowners. There have been no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust which has not been approved by the shareowners. During the period, there have been no changes in the principal risk factors associated with investment in the Trust. There were no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its common shares in the open market.

Results of Shareholder Meeting (unaudited)

At the annual meeting of shareowners held on September 24, 2013, shareowners of Pioneer Diversified High Income Trust were asked to consider the proposals described below. A report of the total votes cast by the Trust's shareholders follows:

Proposal 1 -- To elect Class III Trustee.

--------------------------------------------------------------------------------
Nominee                                    For                       Withheld
--------------------------------------------------------------------------------
Daniel K. Kingsbury                        7,388,514.000             234,965.000
David R. Bock                              7,387,228.000             236,251.000

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/13 59

Trustees, Officers and Service Providers

Trustees                             Officers
Thomas J. Perna, Chairman            John F. Cogan, Jr., President*
David R. Bock                        Daniel K. Kingsbury, Executive
Benjamin M. Friedman                    Vice President
Margaret B.W. Graham                 Mark E. Bradley, Treasurer**
Daniel K. Kingsbury                  Christopher J. Kelley, Secretary
Marguerite A. Piret

Investment Adviser and Administrator Pioneer
Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Legal Counsel
Bingham McCutchen LLP

Transfer Agent
Pioneer Investment Management Shareholder Services, Inc

Shareowner Services and Transfer Agent
American Stock Transfer & Trust Company

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

*   Chief Executive Officer of the Trust
**  Chief Financial and Accounting Officer of the Trust

60 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/13

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST) for:
--------------------------------------------------------------------------------
Account Information                                      1-800-710-0935

Or write to AST:
--------------------------------------------------------------------------------
For                                                      Write to

General inquiries, lost dividend checks,                 American Stock
change of address, lost stock certificates,              Transfer & Trust
stock transfer                                           Operations Center
                                                         6201 15(th) Ave.
                                                         Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)                        American Stock
                                                         Transfer & Trust
                                                         Wall Street Station
                                                         P.O. Box 922
                                                         New York, NY 10269-0560

Website www.amstock.com

For additional information, please contact your investment advisor or visit our web site us.pioneerinvestments.com.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109

us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2013 Pioneer Investments 21398-06-1213

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Funds audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to semi-annual reporting



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to semi-annual reporting


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to semi-annual reporting


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Diversified High Income Trust


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date December 30, 2013


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date December 30, 2013


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date December 30, 2013

* Print the name and title of each signing officer under his or her signature.